Investment Advisers
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

U.S. Trust Company of Connecticut
225 High Ridge Road
Stamford, CT 06905

U.S. Trust Company, N.A.
515 South Flower Street
Los Angeles, CA 90071

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(800) 909-1989

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237







SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

US EXITIS A99



                                [GRAPHIC OMITTED]

                              Institutional Shares






                                  EQUITY FUND

                                  INCOME FUND

                             TOTAL RETURN BOND FUND

                                 BALANCED FUND

                           INTERNATIONAL EQUITY FUND

                              OPTIMUM GROWTH FUND

                               VALUE EQUITY FUND




                                 Annual Report
                                 March 31, 1999

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
Dear Shareholder:

     I am pleased to present the annual report for the Excelsior Funds. Fiscal 1999 was an exciting year in the financial markets as a whole and for the fund family.

     Low interest rates and subdued inflation in tandem with turbulent Asian and Latin American markets proved to be the catalysts for another year of strong -- though narrowly focused -- domestic equity performance. At the same time, these factors combined to constrain the returns on fixed-income investments to modest levels. The search for consistency and predictability amidst uncertainty -- regarding heightened valuations here at home, international economic crises, not to mention the course of the U.S. economy -- created a "flight to quality." Continuing the dominant trend of the past few years, investors redirected much of their money to a relatively small group of extremely large-capitalized growth companies within the Standard & Poor's 500 Index, leaving the broader market lagging well behind. As a result, small and mid-sized companies as well as value-oriented investments underperformed relative to growth-oriented investments. This environment made it difficult for broadly diversified equity portfolios to meet or exceed the performance of this narrowly focused market.

     On the international front, economic crises and inflationary pressures in Asia, Eastern Europe, and Latin America temporarily disrupted equity markets around the world. Many of these troubled economies -- and widespread investor concerns about them -- have begun to turn around and are showing sign of recovery. In Western Europe, equity performance in general was strong, and the conversion to a single currency, the Euro, was completed on time and without disrupting the financial markets.

     The financial markets will present many challenges and opportunities during the coming year. U.S. fiscal policy continues to be effective in keeping inflation under control, and we continue to be cautiously optimistic regarding the domestic equity markets. International markets, while remaining attractive on a long-term basis, will require continuous evaluation. In our new global economy, events in international markets will have a direct impact on the U.S. economy.

     I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles to respond to the always-changing economic/financial market environment and to pursue your long-term investment objectives.



                                                  Sincerely,


                                                  /s/ Frederick S. Wonham
                                                  -----------------------------
                                                  Frederick S. Wonham
                                                  Chairman of the Board and
                                                  President

                         EXCELSIOR INSTITUTIONAL TRUST
                            ADVISER'S MARKET REVIEW
--------------------------------------------------------------------------------

     For the fiscal year ended March 31, 1999, global financial market performance was mixed. In the U.S., despite some volatility, the equity markets posted another year of well-above-average gains. Domestic fixed-income markets saw solid advances as well. International equity markets, however, diverged considerably. Europe overall proved somewhat sluggish. Asia and Latin America grappled with severe headwinds through much of the year, though Asian markets in general saw considerable recovery in the second half of the fiscal year.


     Although the U.S. economy remained surprisingly strong and inflation subdued, the domestic equity market did import some volatility in the past fiscal year -- in the form of Asian economic concerns, Russia's devaluation of the ruble and defaulting on local currency debt, etc. Nevertheless, the general direction of domestic equities was decidedly upward. However, market leadership during this period remained concentrated in the broad technology area -- specifically, a small number of high-quality globally dominant large-capitalization technology concerns. Small-capitalization stocks underperformed their mid- and larger-capitalization brethren throughout the year -- one exception being a mounting Internet stock feeding frenzy as the year progressed. Among the weakest sectors were real estate and energy. Recently, however, we have begun to see what appears to be a broadening of the market and perhaps the beginnings of a shift away from recent market favorites and into beaten-down but economically sensitive cyclical issues and even some long-suffering small caps. Is this shift sustainable? No one knows for sure. But for us at U.S. Trust, it's not critical. Whether what we're seeing now is temporary or long lasting, we will continue to implement our long-standing investment policy -- that is, an unwavering focus on long-term fundamental value, thorough portfolio diversification, and selective concentration on stocks and areas that we believe offer outstanding promise. We believe we have done this with some considerable degree of success in the past and, with continued effort and vigilance, hope to do so in the future.

     European equity markets endured a roller-coaster year. Conditions worsened throughout the first half, in particular for Eastern Europe. The third fiscal quarter saw a positive shift as several peripheral European countries lowered rates. This didn't last, however, as markets languished in the fourth fiscal quarter due to deteriorating economic growth forecasts. Nevertheless, we feel the outlook for Europe remains bright. A recent interest-rate cut and increased spending from European leftist governments should fuel consumption growth, which will underpin economic expansion, in the latter part of 1999.

     Asian equity markets, particularly the emerging markets, unraveled in the first two fiscal quarters as investors realized that some of the proposed fixes for the economic crisis would be insufficient or take time to have an impact. In the third fiscal quarter, however, Asian equities staged a rebound, and strong -- if volatile -- performances continued in the final fiscal quarter. Although some risk remains in Japan and Hong Kong, we believe that most Asian markets will reflect the strengthening economic situations that we envision throughout the new fiscal year.

     Latin American equity markets were battered throughout the first half, impacted by difficulties in international markets. Recovering somewhat in the fiscal third quarter, Latin American markets benefited from Brazilian President Cardoso's re-election, announcement of a fiscal adjustment program, and approval of an IMF-led financing package. However, Congressional defeat of one of the measures

                         EXCELSIOR INSTITUTIONAL TRUST
                      ADVISER'S MARKET REVIEW (Continued)
--------------------------------------------------------------------------------

re-ignited skepticism, and Latin American markets sold off in December. In the fiscal fourth quarter, the Brazilian devaluation led to a deterioration in the macroeconomic outlook. However, encouraging signs have surfaced in Brazil, which has led to a strengthening of the currency, an interest-rate decline, and a dampening of inflation expectations. Looking ahead, we expect the region's economic growth to slow in calendar 1999. Still, this slowing is necessary to reduce Latin America's financing needs in the face of less liquid international capital markets. Furthermore, the fiscal adjustment programs, while painful now, should establish a better foundation for future growth.

     The fixed-income markets, on the other hand, had another strong fiscal year, though volatility was pronounced. The tug of war between domestic inflationary forces and the crisis in Asia continued unabated in the first two quarters of the fiscal year. The taxable market and the long end of the Treasury market proved strong. Shrinkage in the supply of Treasury issues left the market with insufficient liquidity to hedge exposure elsewhere, exacerbating demand. Consequently, Treasuries left other fixed-income categories, such as municipals and mortgage-backed securities, far behind in the rally.

     In the fiscal third quarter, fears mounted that global problems would blow up, that liquidity would dry up, and/or that the domestic economy would slow. In response, the Federal Reserve elected to lower interest rates several times. At the same time, many of the global problems were being acknowledged and -- if not solved -- at least being addressed. Stocks, which had stumbled earlier in the year, rallied. Bonds, which had already had an excellent (if volatile) year, marked time, and this continued through year end.

     Looking forward, we remain cautiously optimistic. Continued low inflation and favorable technical factors point toward a relatively narrow trading range in the months ahead, and perhaps lower interest rates looking further out.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                                 EQUITY FUND
--------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a total return of 20.13%*, versus 18.46%** for the Standard & Poor's 500 Composite Stock Price Index. Our investment strategy remained consistent throughout the year; that is, we emphasized a long-term investment horizon (as opposed to attempts at timing the market), broad portfolio diversification across strategies and investment themes, and solid good business values -- that is, companies we feel have demonstrated and continue to demonstrate solid growth in a volatile environment. Through the first three fiscal quarters, the portfolio's best performers included Cisco Systems, Microsoft and Intel in the technology group, MCI WorldCom and Time Warner and within the drug group, Schering-Plough and Pfizer. McDonald's also turned in a strong performance. Laggards included a few of the mid-size companies (Thermo Electron, Raychem and Lear); Mattel, which had a poor Christmas season; and financial services and energy companies. For the final quarter, the portfolio's best performers included America Online, Microsoft, Cisco Systems and EMC Corp. in the technology group as well as MCI WorldCom in the communication services area. Morgan Stanley Dean Witter and American International Group led the financial services area, while Gillette, Time Warner and CBS turned in strong performances among the consumer stocks. Also, Pioneer Hi-Bred agreed to be acquired by Du Pont, resulting in a significant rise. Laggards included two small energy related companies (Petroleum Geo-Services and Ocean Energy Inc.), which were hurt by weak oil prices, and AES Corp., a global power company, which was victimized by weakness in the emerging markets.


                        S&P 500
               Composite Stock Price Index**           Equity Fund
               -----------------------------           -----------
 1/16/95                $10,000                           $10,000
 3/31/95                $10,970                           $10,570
 3/31/96                $14,490                           $12,388
 3/31/97                $17,380                           $14,294
 3/31/98                $25,690                           $21,667
 3/31/99                $30,430                           $26,028

                -------------------------------------------------
               |                  Equity Fund+                   |
               |-------------------------------------------------|
               |           Average Annual Total Return           |
               |               Ended on 3/31/99*                 |
               |-------------------------------------------------|
               |     1 year    |    Since Inception (1/16/95)    |
               |---------------|---------------------------------|
               |     20.13%    |           25.54%                |
                -------------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
     The above illustration compares a $10,000 investment made in Equity Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                                 INCOME FUND
--------------------------------------------------------------------------------
For the fiscal year ended March 31, 1999, the Fund achieved a total return of 5.94%* versus 6.56%** for the Lehman Brothers Intermediate Govt/Corp Bond Index and for the same period ranked 31 out of 154 funds, based on total return, in the Lipper Corporate Debt A-Rated category.*** In the beginning months of the fiscal year, the Fund's overweight position in slightly longer maturities (relative to its benchmark and most competitors) contributed meaningfully to performance as long maturity issues outpaced shorter maturities in the period. At that time, we increased the Fund's representation among high-grade commercial and mortgage-backed corporate securities with an eye toward boosting the portfolio's yield. The Fund benefited as rates dropped and the yield curve grew steeper in the second fiscal quarter. Throughout the period we emphasized high-quality securities (nothing below A-rated). We also used agency paper more extensively for greater yield potential. This positioning proved successful in the third fiscal quarter, as the overweight position in agency, corporate and mortgage securities provided increased income and price gains relative to Treasuries. Heading into the final fiscal quarter, the third-quarter trend reversed, and lower-quality securities outperformed their higher-quality peers. This detracted from the Fund's performance, given its overallocation of high-quality securities. Also, the Fund's slightly longer duration proved to be no advantage for the three months, though its overweight in mortgage-backed and commercial mortgages -- which tightened relative to Treasuries -- did prove a positive. Looking ahead to the new fiscal year, we remain cautiously optimistic regarding market prospects in general, yet confident in the Fund's structure and strategy.



                      Lehman Brothers Intermediate
                        Govt/Corp Bond Index**               Income Fund
                      ----------------------------           -----------
1/16/95                          $10,000                       $10,000
3/31/95                          $10,444                       $10,301
3/31/96                          $11,440                       $11,232
3/31/97                          $11,990                       $11,691
3/31/98                          $13,140                       $13,068
3/31/99                          $14,005                       $13,844


                -------------------------------------------------
               |                  Income Fund+                   |
               |-------------------------------------------------|
               |           Average Annual Total Return           |
               |               Ended on 3/31/99*                 |
               |-------------------------------------------------|
               |     1 year    |    Since Inception (1/16/95)    |
               |---------------|---------------------------------|
               |      5.94%    |           8.04%                 |
                -------------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
     The above illustration compares a $10,000 investment made in Income Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers -- Lehman Brothers Intermediate Govt/Corp Bond
    Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
*** Source: Lipper Analytical Services, Inc. -- Lipper is an independent mutual fund performance monitor.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                           TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------
For the fiscal year ended March 31, 1999, the Fund achieved a total return of 6.07%* versus 6.54%** for the Lehman Brothers Govt/Corp Bond Index and for the same period ranked 21 out of 154 funds, based on total return, in the Lipper Corporate Debt A-Rated category.*** In the first fiscal quarter, the Fund benefited from its overweight position in slightly longer maturities relative to the benchmark, as long maturity issues outperformed shorter maturities in the period. At that time, we also moved to increase the Fund's weight in high-grade corporate securities, commercial and mortgage-backed, to pursue increased yield on the portfolio. The Fund benefited during the second fiscal quarter, as rates declined and the yield curve grew steeper. During the third fiscal quarter, the Fund performed roughly in line with its peer group. The reasons? An over allocation to AAA-rated mortgages and an under allocation to lower-quality corporate debt offset each other in the period. We maintained an average duration in line with the benchmark. Heading into the final quarter of the fiscal year, and reversing the previous quarter's trend, lower-quality securities outperformed their higher-quality counterparts. This had a negative impact on the Fund, which maintained a large over allocation of very high-quality asset-backed and mortgage-backed securities. The Fund was also positioned with a slightly longer duration than its competitors, which proved to be no advantage during the three-month period. On the positive front, the portfolio was overweighted in mortgage-backed securities and commercial mortgages, which tightened relative to Treasuries in the period. We remain confident in the Fund's structure and strategy going forward.



                      Lehman Brothers
                  Govt/Corp Bond Index**           Total Return Bond Fund
                ----------------------------       ----------------------

1/19/95                 $10,000                          $10,000
3/31/95                 $10,500                          $10,320
3/31/96                 $11,650                          $11,515
3/31/97                 $12,160                          $12,002
3/31/98                 $13,670                          $13,467
3/31/99                 $14,565                          $14,284

                -------------------------------------------------
               |              Total Return Bond Fund+            |
               |-------------------------------------------------|
               |           Average Annual Total Return           |
               |               Ended on 3/31/99*                 |
               |-------------------------------------------------|
               |     1 year    |    Since Inception (1/19/95)    |
               |---------------|---------------------------------|
               |      6.07%    |           8.87%                 |
                -------------------------------------------------



Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
     The above illustration compares a $10,000 investment made in Total Return Bond Fund and a broad-based index since 1/19/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/19/95. All dividends and capital gain distributions are reinvested.
The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers -- Lehman Brothers Govt/Corp Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.
*** Source: Lipper Analytical Services, Inc. -- Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                                   BALANCED FUND
--------------------------------------------------------------------------------

For the twelve months ended March 31, 1999 the Fund realized a negative total return of (4.84)%* compared to positive 18.46%** for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and positive 6.48%*** for the Lehman Brothers Aggregate Bond Index. During the year the Fund's performance was impacted by style (value vs. growth), market capitalization (large vs. mid/small), and sector exposure (the Fund was overweighted in energy, basic materials, and manufacturing stocks). The Fund manager emphasized small and mid cap names during the year, with an emphasis on some of the sectors that underperformed the market. The Fund has little exposure to the leading sectors, such as technology, communications services and consumer goods. The Fund ended the year with an asset allocation of 51% equity, 34% fixed income and 15% cash. At the end of the year the S&P 500 was trading at a P/E multiple of 27.5x, while the Fund traded at an average 14.9x. The Fund manager continues to invest the equity portion of the Fund in the value style, seeking low P/E stocks.



                           Standard & Poor's 500 Composite        Lehman Brothers
           Balanced Fund         Stock Price Index**           Aggregate Bond Index***
           -------------   ------------------------------      -----------------------

7/11/94       $10,000                  $10,000                       $10,000
3/31/95       $10,819                  $11,504                       $10,609
3/31/96       $12,978                  $15,195                       $11,752
3/31/97       $14,267                  $18,202                       $12,329
3/31/98       $17,851                  $26,934                       $13,808
3/31/99       $16,987                  $31,905                       $14,702




                -------------------------------------------------
               |                 Balance Fund+                   |
               |-------------------------------------------------|
               |           Average Annual Total Return           |
               |               Ended on 3/31/99*                 |
               |-------------------------------------------------|
               |     1 year    |    Since Inception (7/11/94)    |
               |---------------|---------------------------------|
               |     (4.84)%   |           11.86%                |
                -------------------------------------------------



Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

     The above illustration compares a $10,000 investment made in Balanced Fund and two broad-based indices since 7/11/94 (inception date). For comparative purposes, the value of the indices on 6/30/94 is used as the beginning value on 7/11/94. All dividends and capital gain distributions are reinvested.
The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: Lehman Brothers -- Lehman Brothers Aggregate Bond Index is an unmanaged total return performance benchmark commonly used to measure bond performance. The Index is made up of Lehman's Govt/Corp Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index which are comprised of U.S. Government agencies and U.S. Treasury securities, investment grade corporate debt, mortgage-backed and asset-backed securities, selected as representative of the market.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                        INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a total return of negative (6.60)%* versus positive 3.88%** for the FT/S&P-Actuaries World Indices -- World Excluding U.S. Index. During the first half of the fiscal year, the Fund's European holdings proved most resilient, though the portfolio's essential absence of deep cyclicals didn't help (this was intentional, as we are oriented more toward long-term sustainable growth and believe our approach should bring greater rewards over time). Our decision to hold nothing in Malaysia and Hong Kong proved correct. The Fund's Latin American holdings hurt performance in the period. Regarding portfolio activity, we continued to focus on domestic-oriented European companies. We also added cautiously to several of our Asian holdings with, in our opinion, compelling valuations and growth rates. We did reduce some of the Fund's Latin American holdings. During the second half, the Fund benefited from its holdings in emerging markets in general, and from those in Southeast Asia in particular, but suffered from exposure to European cyclical companies. The Fund was also hurt by its exposure to small and medium sized companies, which generally underperformed larger companies in the period. The Fund ended the year with large stakes in France, the Netherlands, the United Kingdom, and Japan and maintained a significant presence in the peripheral markets of Spain, Portugal, Ireland, and Italy. We believe these markets will enjoy high economic growth, and companies will benefit from merger and acquisition activity, which should lead to cost-cutting as synergies are exploited and market positions are improved in what we feel are still very fragmented industries.


            FT/S&P-Actuaries World Indices--
              World Excluding U.S. Index**          International Equity Fund
              ----------------------------          -------------------------
1/24/95               $10,000                              $10,000
3/31/95               $10,090                              $10,386
3/31/96               $11,370                              $12,787
3/31/97               $11,570                              $13,440
3/31/98               $13,560                              $14,771
3/31/99               $14,084                              $13,797




                -------------------------------------------------
               |           International Equity Fund+            |
               |-------------------------------------------------|
               |           Average Annual Total Return           |
               |               Ended on 3/31/99*                 |
               |-------------------------------------------------|
               |     1 year    |    Since Inception (1/24/95)    |
               |---------------|---------------------------------|
               |     (6.60)%   |            7.99%                |
                -------------------------------------------------



Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.
     The above illustration compares a $10,000 investment made in International Equity Fund and a broad-based index since 1/24/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/24/95. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Goldman Sachs--The FT/S&P-Actuaries World Indices--World Excluding
    U.S. Index is a widely accepted, unmanaged index of global stock market performance, including Canada, Mexico, Europe, Australia, New Zealand, South Africa and the Far East. The Index includes dividends reinvested.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                             OPTIMUM GROWTH FUND
--------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a total return of 68.74%*, strongly out pacing The Russell 1000 Growth Index's return of 28.06%,**** and ranked fifth out of 1,022 funds, based on total return, in the Lipper Growth category,*** for the same time period. As always, we continued to focus exclusively on high-quality, large-cap companies which we believe have superior growth potential. We maintain a concentrated portfolio and we don't concern ourselves with issues of market timing and valuation. The Fund includes 25 names, and, as always, we let the winners run and eliminated the losers. As a result, the Fund's largest holdings are generally its best performing as well. In addition, a structured overlay, representing 30% of Fund assets, consists of a complimentary basket of stocks selected from the Russell 1000 Growth Index, which includes growth-oriented issuers selected from among the 1000 largest U.S. issuers. The overlay is designed to increase diversification and reduce volatility without materially inhibiting return potential. Throughout the fiscal year, we focused on several secular trends and areas where we have been able to identify the most rapid growth potential: technology (PC and Internet), globally dominant financial intermediaries, and globally dominant brand names. Among the Fund's strongest performers for the year were America Online and Charles Schwab. Microsoft, Dell and EMC were notably strong as well. Among the Fund's weaker performers was PeopleSoft, which was eliminated from the portfolio in the fourth fiscal quarter. The structured overlay continued to do well and helped dampen the overall volatility of the Fund.




                               S&P 500
                    Composite Stock Price Index**     Optimum Growth Fund     Russell 1000 Growth Index****
                    -----------------------------     -------------------     -----------------------------
 6/1/96                        $10,000                    $10,000                  $10,000
9/30/96                        $10,350                    $10,004                  $10,374
3/31/97                        $11,510                    $10,223                  $11,059
9/30/97                        $14,530                    $13,423                  $14,139
3/31/98                        $17,030                    $16,444                  $16,528
9/30/98                        $15,845                    $16,851                  $15,701
3/31/99                        $20,175                    $27,749                  $21,166




                -------------------------------------------------
               |             Optimum Growth  Fund+               |
               |-------------------------------------------------|
               |           Average Annual Total Return           |
               |               Ended on 3/31/99*                 |
               |-------------------------------------------------|
               |     1 year    |    Since Inception (6/1/96)     |
               |---------------|---------------------------------|
               |     68.74%    |           43.32%                |
                -------------------------------------------------



Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
     The above illustration compares a $10,000 investment made in Optimum Growth Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the Russell 1000 Growth Index rather than the Standard & Poor's 500 Composite Stock Price Index as this index better represents the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

------------
   * Total return represents the change during the period in a hypothetical account with dividends reinvested.
  ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 *** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
**** Source: The Russell Company--The Russell 1000 Growth is an unmanaged index and is composed of the 1,000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. Companies by market capitalization. The Index includes dividends reinvested.
   + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                                VALUE EQUITY FUND
--------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a total return of 4.80%*, versus 5.04%*** for The Russell 1000 Value Index. For the fiscal year, the Fund's best performers were concentrated in the technology and telecommunications sectors. As for portfolio structure and strategy, we made no significant changes. We remained broadly diversified, though with overweight positions in aerospace, financials, and technology, and underweight positions in utilities, health care, and the big consumer names. Throughout the year, we gradually diversified away from the high-flying large-cap stocks, adding somewhat more defensive and, we feel, higher-quality larger-capitalization names. As of fiscal year end, roughly 75% of the Fund's holdings boasted market capitalizations in excess of $5 billion, up from 65% a year ago. We continue to believe firmly in the Fund's strategy.



                            S&P 500
                 Composite Stock Price Index**        Value Equity Fund       Russell 1000 Growth Index***
                 -----------------------------        -----------------       ----------------------------
 6/1/96                    $10,000                         $10,000                        $10,000
9/30/96                    $10,350                         $10,261                        $10,299
3/31/97                    $11,510                         $11,391                        $11,617
9/30/97                    $14,530                         $15,397                        $14,657
3/31/98                    $17,030                         $17,030                        $17,096
9/30/98                    $15,845                         $14,364                        $15,183
3/31/99                    $20,175                         $18,105                        $17,958






                -------------------------------------------------
               |               Value Equity  Fund+               |
               |-------------------------------------------------|
               |           Average Annual Total Return           |
               |               Ended on 3/31/99*                 |
               |-------------------------------------------------|
               |     1 year    |    Since Inception (6/1/96)     |
               |---------------|---------------------------------|
               |      4.80%    |           23.29%                |
                -------------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
     The above illustration compares a $10,000 investment made in Value Equity Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the Russell 1000 Value Index rather than the Standard & Poor's 500 Composite Stock Price Index as this index better represents the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: The Russell Company -- The Russell 1000 Value Index is an unmanaged index and is composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. Companies by market capitalization. The Index includes dividends reinvested.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1999

Equity Fund


         Shares                                                            Value
------------------------                                               -------------
COMMON STOCKS -- 99.82%
                            TECHNOLOGY -- 22.66%
 74,738                    +Cisco Systems, Inc.  ...................   $ 8,188,482
 17,041                    +EMC Corp.  .............................     2,176,988
 39,361                     Honeywell, Inc.  .......................     2,984,056
 52,865                     Intel Corp.  ...........................     6,284,327
 15,103                     International Business Machines
                             Corp.  ................................     2,677,007
 16,120                     Lucent Technologies, Inc.  .............     1,736,930
140,506                    +Microsoft Corp.  .......................    12,584,069
  6,564                     Nokia Oyj, Class A ADR .................     1,022,343
 16,615                    +Sun Microsystems, Inc.  ................     2,076,875
 10,869                     Texas Instruments, Inc.  ...............     1,078,748
                                                                       -----------
                                                                        40,809,825
                                                                       -----------
                            FINANCIAL -- 17.64%
 44,932                     American International Group,
                             Inc.  .................................     5,419,922
 47,348                     Associates First Capital Corp.,
                             Class A ...............................     2,130,660
 69,323                     BankBoston Corp.  ......................     3,002,552
  5,346                     Capital One Financial Corp.  ...........       807,246
 13,710                     Charles Schwab Corp.  ..................     1,317,874
 53,551                     Citigroup, Inc.  .......................     3,420,570
 43,773                     Firstar Corp.  .........................     3,917,684
 27,736                     Household International, Inc.  .........     1,265,455
 53,418                     Mellon Bank Corp.  .....................     3,759,292
 34,489                     Morgan Stanley Dean Witter &
                             Co.  ..................................     3,446,744
 93,561                     Wells Fargo Co.  .......................     3,280,483
                                                                       -----------
                                                                        31,768,482
                                                                       -----------
                            CONSUMER STAPLES -- 17.24%
 68,483                     Bestfoods ..............................     3,218,701
 58,385                     Coca-Cola Co.  .........................     3,583,379
 86,693                     Gillette Co.  ..........................     5,152,815
 90,868                     Mattel, Inc.  ..........................     2,260,341
 83,738                     Pioneer Hi-Bred International,
                             Inc.  .................................     3,150,642
 55,712                     Procter & Gamble Co.  ..................     5,456,294
115,731                     Time Warner, Inc.  .....................     8,224,134
                                                                       -----------
                                                                        31,046,306
                                                                       -----------

         Shares                                                            Value
------------------------                                               ------------
COMMON STOCKS -- (continued)
                            HEALTH CARE -- 12.71%
 53,084                     Bristol-Myers Squibb Co. ...............   $ 3,413,965
 21,302                     Medtronic, Inc.  .......................     1,528,418
 43,374                     Merck & Co., Inc.  .....................     3,478,053
 61,421                     Pfizer, Inc.  ..........................     8,522,164
107,449                     Schering-Plough Corp.  .................     5,943,273
                                                                       -----------
                                                                        22,885,873
                                                                       -----------
                            CONSUMER CYCLICAL -- 9.43%
104,464                    +CBS Corp.  .............................     4,276,495
    500                    +Cheap Tickets, Inc.  ...................        16,813
 19,522                     Ford Motor Co.  ........................     1,107,874
 40,647                     Home Depot, Inc.  ......................     2,530,276
 80,164                     McDonald's Corp.  ......................     3,632,431
    500                    +Multex.com, Inc.  ......................        31,187
  2,500                    +Priceline.com, Inc.  ...................       207,031
  3,000                    +Prodigy Communications Corp.  ..........       114,750
114,153                     Stewart Enterprises, Inc., Class A......     1,826,448
 32,858                     Wal-Mart Stores, Inc.  .................     3,029,097
  6,000                    +Ziff-Davis, Inc. -- ZDNet ..............       216,000
                                                                       -----------
                                                                        16,988,402
                                                                       -----------
                            COMMUNICATION
                             SERVICES -- 7.87%
 18,372                     America Online, Inc.  ..................     2,682,312
 35,122                     AT&T Corp.  ............................     2,803,175
 81,804                    +MCI WorldCom, Inc.  ....................     7,239,654
 30,850                     SBC Communications, Inc.  ..............     1,453,806
                                                                       -----------
                                                                        14,178,947
                                                                       -----------
                            ENERGY -- 6.43%
 27,894                     BP Amoco plc ADR .......................     2,815,550
 38,678                     Burlington Resources, Inc.  ............     1,544,703
 42,041                     Mobil Corp.  ...........................     3,699,608
 67,842                     Royal Dutch Petroleum Co.  .............     3,527,784
                                                                       -----------
                                                                        11,587,645
                                                                       -----------
                            CAPITAL GOODS -- 5.84%
 62,627                     General Electric Co.  ..................     6,928,112
 57,949                     Illinois Tool Works, Inc.  .............     3,585,594
                                                                       -----------
                                                                        10,513,706
                                                                       -----------
                            TOTAL COMMON STOCKS
                             (Cost $112,854,411)....................   179,779,186
                                                                       -----------



                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1999

Equity Fund -- (continued)


Principal
 Amount                                               Value
---------                                           ---------
 DEMAND NOTES -- 0.39%
$ 400,000       Associates Corp. of North America
                  Master Notes ..................   $400,000
  309,000       General Electric Co.
                  Promissory Notes ..............    309,000
                                                    --------
                TOTAL DEMAND NOTES
                  (Cost $709,000)................    709,000
                                                    --------


TOTAL INVESTMENTS
 (Cost $113,563,411) .........   100.21%         $180,488,186
OTHER ASSETS AND
  LIABILITIES (NET) ..........   ( 0.21)             (378,568)
                                 ------          ------------
NET ASSETS ...................   100.00%         $180,109,618
                                 ======          ============

-------------------------
+ Non-income producing security
ADR -- American Depositary Receipt







                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1999

Income Fund




     Principal                                 Coupon         Maturity
      Amount                                    Rate            Date              Value
------------------                          ------------   -------------      -------------
U.S. GOVERNMENT & AGENCY
 OBLIGATIONS -- 53.37%
                      Federal Home Loan
                      Mortgage Corporation
$    6,276            Pool #220001 .........  10.75%          7/01/00          $    6,467
                      Federal National
                      Mortgage Association
 4,800,000            Benchmark Notes ......   5.13           2/13/04           4,711,992
   959,073            Pool #190748 .........   5.50           4/01/01             945,811
 4,187,849            Pool #251502 .........   6.50           2/01/13           4,225,146
 1,396,336            Pool #381015 .........   5.96          12/01/08           1,379,867
 1,455,993            Pool #381031 .........   5.91          12/01/08           1,442,394
 2,678,761            Pool #398283 .........   6.00           3/01/28           2,603,525
 1,527,912            Pool #420814 .........   6.00           7/01/28           1,484,999
 1,263,787            Pool #439102 .........   6.00           9/01/28           1,228,293
                      Government National
                      Mortgage Association
   839,530            Pool #471660 .........   7.50           3/15/28             864,060
 1,686,943            Pool #472028 .........   6.50           5/15/28           1,679,102
 1,752,054            Pool #475847 .........   6.50           6/15/28           1,743,910
 2,374,197            Pool #80205 ..........   5.00           6/20/28           2,377,175
 3,853,003            Pool #2687 ...........   6.00          12/20/28           3,724,320
 6,508,000            U.S. Treasury
                       Bonds ...............   7.25           5/15/16           7,467,930
                                                                               ----------
                      TOTAL U.S. GOVERNMENT &
                      AGENCY OBLIGATIONS
                      (Cost $36,185,852) ..................................    35,884,991
                                                                               ----------
ASSET BACKED SECURITIES -- 30.98%
 1,655,051           Bear Stearns
                     Commercial
                     Mortgage
                     Securities, Series
                     98-C1, Class A1 .......   6.34          10/16/07           1,673,769
 2,340,000           Capital Auto
                     Receivables Trust,
                     Series 99-1, Class
                     A2 ....................   5.58           6/15/02           2,346,294
 2,600,000           Caterpillar
                     Financial Asset
                     Trust, Series 98-A,
                     Class A3 ..............   5.85           4/25/03           2,605,278



     Principal                                 Coupon         Maturity
      Amount                                    Rate            Date             Value
------------------                         -------------  ----------------  ----------------
ASSET BACKED SECURITIES -- (continued)
$1,865,000           Citibank Credit
                     Card Master Trust
                     I, Series 98-9,
                     Class A ...............   5.30%          1/09/06          $1,818,394
 2,000,000           Commercial
                     Mortgage Asset
                     Trust, Series
                     99-C1, Class A3 .......   6.64           9/17/10           2,017,500
 1,265,000           Daimler-Benz
                     Vehicle Trust,
                     Series 98-A,
                     Class A4 ..............   5.22          12/22/03           1,242,281
 2,340,119           First Union,
                     Lehman Brothers,
                     Bank of America,
                     Series 98-C2,
                     Class A1 ..............   6.28           6/18/07           2,360,783
 2,000,000           First USA Credit
                     Card Master Trust,
                     Series 98-9,
                     Class A ...............   5.28           9/18/06           1,963,660
   815,805           Mortgage Capital
                     Funding, Inc.,
                     Series 98-MC1,
                     Class A1 ..............   6.42           6/18/07             827,594
 1,500,000           Mortgage Capital
                     Funding, Inc.,
                     Series 97-MC2,
                     Class A2 ..............   6.66           9/20/07           1,526,940
 1,115,000           Nationslink
                     Funding Corp.,
                     Series 98-2,
                     Class A2 ..............   6.48           7/20/08           1,129,172
 1,301,375           Nomura Asset
                     Securities Corp.,
                     Series 98-D6,
                     Class A1A .............   6.28           3/17/28           1,317,980
                                                                               ----------
                      TOTAL ASSET BACKED SECURITIES
                        (Cost $20,901,071) .................................   20,829,645
                                                                               ----------

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1999

Income Fund -- (continued)


  Principal                                Coupon      Maturity
   Amount                                   Rate         Date         Value
------------                             ----------   ----------  -------------

CORPORATE BONDS -- 7.86%
$ 975,000       Ford Motor Co. ..........  7.70%        5/15/97    $1,054,969
1,455,000       General Motors
                 Corp.  .................  6.25         5/01/05     1,456,389
1,230,000       IBM Corp.  ..............  7.13        12/01/96     1,274,253
1,550,000       Merrill Lynch &
                 Co. ....................  6.00         2/17/09     1,500,216
                                                                   ----------
                TOTAL CORPORATE BONDS
                 (Cost $5,423,373).............................     5,285,827
                                                                   ----------

   Shares                                                         Value
-----------                                                  ---------------
SHORT-TERM INVESTMENTS -- 8.76%
2,951,557     Dreyfus Government Cash
               Management Fund ..........................     $  2,951,557
2,942,199     Fidelity U.S. Treasury II Fund ............        2,942,199
                                                              ------------
              TOTAL SHORT-TERM
               INVESTMENTS
               (Cost $5,893,756) ........................        5,893,756
                                                              ------------
 TOTAL INVESTMENTS
  (Cost $68,404,052)..........                  100.97%        $ 67,894,219
 OTHER ASSETS AND
  LIABILITIES (NET). . . . . . . . . .          ( 0.97)            (654,516)
                                                ------         ------------
 NET ASSETS . . . . . . . . . . . . . . . .     100.00%        $ 67,239,703
                                                ======         ============

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1999

Total Return Bond Fund

   Principal                                   Coupon      Maturity
    Amount                                      Rate         Date               Value
--------------                             -------------  ----------       --------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 47.17%
                  Federal National
                  Mortgage Association
$46,595,000       Benchmark Notes........       5.13%      2/13/04          $45,740,681
  5,175,436       Pool #440167 ..........       6.00       9/01/28            5,030,079
  6,447,545       Pool #452975 ..........       6.00      12/01/28            6,266,460
                  Government National
                  Mortgage Association
     33,635       Pool #356873 ..........       6.50       5/15/23               33,479
  4,004,953       Pool #80185 ...........       5.00       4/20/28            4,009,976
  2,364,739       Pool #80205 ...........       5.00       6/20/28            2,367,704
  5,044,294       Pool #2687 ............       6.00      12/20/28            4,875,825
 43,889,000       U.S. Treasury
                   Bonds ................       7.25       5/15/16           50,362,627
                                                                            -----------
                  TOTAL U.S. GOVERNMENT &
                   AGENCY OBLIGATIONS
                   (Cost $119,476,463)..................................    118,686,831
                                                                            -----------
ASSET BACKED SECURITIES -- 26.99%
  6,580,000     +AESOP Funding
                 II, Series 97-1,
                 Class A2 ...............       6.40      10/20/03            6,673,962
  4,470,540      Bear Stearns
                 Commercial
                 Mortgage
                 Securities, Series
                 98-C1, Class A1 ........       6.34      10/16/07            4,521,102
  8,960,000      Capital Auto
                 Receivables Asset
                 Trust, Series 99-1,
                 Class A3 ...............       5.68       8/15/04            8,981,235
  7,790,000      Commercial
                 Mortgage Asset
                 Trust, Series
                 99-C1, Class A3 ........       6.64       9/17/10            7,858,163
  3,980,000      Daimler-Benz
                 Vehicle Trust,
                 Series 98-A,
                 Class A4 ...............       5.22      12/22/03            3,908,519
  4,330,896      First Union,
                 Lehman Brothers,
                 Bank of America,
                 Series 98-C2,
                 Class A1 ...............       6.28       6/18/07            4,369,138
  4,560,000      First Union,
                 Lehman Brothers,
                 Bank of America,
                 Series 98-C2,
                 Class A2 ...............       6.56      11/18/08            4,637,976



   Principal                                   Coupon     Maturity
    Amount                                      Rate         Date              Value
--------------                             ------------- -----------       -------------
 ASSET BACKED SECURITIES -- (continued)
$ 5,500,000      First USA Credit
                 Card Master Trust,
                 Series 98-9, Class A           5.28%      9/18/06          $ 5,400,065
  3,855,000      MBNA Master
                 Credit Card Trust,
                 Series 98-J, Class A           5.25       2/15/06            3,799,334
  4,258,222      Mortgage Capital
                 Funding, Inc.,
                 Series 98-MC1,
                 Class A1 ...............       6.42       6/18/07            4,319,753
  5,526,473      Nationslink
                 Funding Corp.,
                 Series 98-2,
                 Class A1 ...............       6.00      11/20/07            5,504,809
  4,368,901      Nomura Asset
                 Securities Corp.,
                 Series 98-D6,
                 Class A1A ..............       6.28       3/17/28            4,424,648
  3,525,000      Peco Energy
                 Transition Trust,
                 Series 99-A,
                 Class A4 ...............       5.80       3/01/07            3,523,308
                                                                            -----------
                  TOTAL ASSET BACKED
                   SECURITIES
                   (Cost $68,073,374)...................................     67,922,012
                                                                            -----------
CORPORATE BONDS -- 19.22%
  6,485,000       Bank One Corp.,
                   Series A .............       6.00       2/17/09            6,306,838
  4,915,000       Emerson Electric ......       5.85       3/15/09            4,883,672
  9,000,000       Ford Motor
                   Credit Co. ...........       5.75       2/23/04            8,924,022
  4,575,000       IBM Corp. .............       7.13      12/01/96            4,739,599
  3,895,000       McDonald's Corp........       5.90       5/11/01            3,929,743
  4,160,000       Merrill Lynch &
                   Co. ..................       6.00       2/17/09            4,026,385
  3,950,000       Morgan Stanley
                   Dean Witter &
                   Co. ..................       6.38       8/01/02            4,006,864
  3,895,000       New Jersey
                   Economic
                   Development
                   Authority,
                   Revenue Bonds,
                   Series A .............       7.43       2/15/29            4,265,426
  7,190,000       Star Bank N.A. ........       6.38       3/01/04            7,281,263
                                                                            -----------
                  TOTAL CORPORATE BONDS
                   (Cost $48,951,027)...................................     48,363,812
                                                                            -----------

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1999

Total Return Bond Fund -- (continued)


  Principal                          Coupon    Maturity
    Amount                            Rate       Date          Value
-------------                       --------  ----------  --------------
SHORT-TERM INVESTMENTS -- 6.16%
$8,000,000      Federal Home Loan
                 Bank Discount
                 Corp.              4.77%++    4/08/99      $7,992,580

        Shares
---------------------
 3,714,818              Dreyfus Government Cash
                         Management Fund ................................       3,714,818
 3,788,596              Fidelity U.S. Treasury II
                         Fund ...........................................       3,788,596
                                                                                ---------
                        TOTAL SHORT-TERM
                         INVESTMENTS
                         (Cost $15,495,994)..............................      15,495,994
                                                                               ----------
TOTAL INVESTMENTS
  (Cost $251,996,858)..........................................   99.54%      $250,468,649
OTHER ASSETS AND
  LIABILITIES (NET) ...........................................    0.46          1,145,238
                                                                 ------       ------------
NET ASSETS ....................................................  100.00%      $251,613,887
                                                                 ======       ============

-------------------------
 + 144A Security - certain conditions for public sale may exist.
++ Discount Rate








                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1999

 Balanced Fund
    Shares                                                       Value
--------------                                               -----------
 COMMON STOCKS -- 60.27%
                  TECHNOLOGY -- 13.00%
     10,000       Avnet, Inc.  ...........................   $  366,250
     20,000       Columbia/HCA Healthcare Corp.                 378,750
     25,000       Comdisco, Inc.  ........................      446,875
      4,500       Intel Corp.  ...........................      534,937
     11,000       Lockheed Martin Corp.  .................      414,563
     21,000      +Marshall Industries ....................      283,500
     10,000       Rockwell International Corp.  ..........      424,375
     21,000       Tektronix, Inc.  .......................      530,250
      6,000       Telebras ADR ...........................      483,750
      8,000       Xerox Corp.  ...........................      427,000
                                                             ----------
                                                              4,290,250
                                                             ----------
                  CONSUMER CYCLICAL -- 10.50%
     41,000      +Cabletron Systems, Inc.  ...............      335,688
     40,000       Clayton Homes, Inc.  ...................      442,500
      6,000       Eaton Corp.  ...........................      429,000
      8,000       Ford Motor Co.  ........................      454,000
      5,500       General Motors Corp.  ..................      477,812
      8,000       Goodyear Tire & Rubber Co.  ............      398,500
     18,000      +LSI Logic Corp.  .......................      561,375
     13,000       Sherwin-Williams Co.  ..................      365,625
                                                             ----------
                                                              3,464,500
                                                             ----------
                  FINANCIAL -- 8.99%
     10,000       Allstate Corp.  ........................      370,625
      6,500       Fannie Mae .............................      450,125
     15,000       Mack-Cali Realty Corp.  ................      440,625
      8,000       PNC Bank Corp.  ........................      444,500
     11,000       Safeco Corp.  ..........................      444,812
     10,000       SLM Holding Corp.  .....................      417,500
     19,000       Washington Federal, Inc.  ..............      399,000
                                                             ----------
                                                              2,967,187
                                                             ----------
                  ENERGY -- 6.70%
      8,000       Atlantic Richfield Co.  ................      584,000
     30,000       Enron Oil & Gas Co.  ...................      498,750
     35,000       Santa Fe International Corp.  ..........      654,062
     15,000       YPF S.A. ADR ...........................      473,438
                                                             ----------
                                                              2,210,250
                                                             ----------
                  CAPITAL GOODS -- 6.68%
     11,000       Caterpillar, Inc.  .....................      505,313
     10,000      +Gulfstream Aerospace Corp.  ............      433,750
     20,000       Halliburton Co.  .......................      770,000
      6,000       Koninklijke (Royal) Philips
                  Electronics N.V.  ......................      494,625
                                                             ----------
                                                              2,203,688
                                                             ----------
                  RAW/INTERMEDIATE
                   MATERIALS -- 4.20%
     20,000       Millenium Chemicals Inc.  ..............      397,500
      9,000       Weyerhaeuser Co.  ......................      499,500

    Shares                                                      Value
--------------                                               ----------
COMMON STOCKS --  (continued)
                  RAW/INTERMEDIATE
                   MATERIALS -- (continued)
     13,000       Willamette Industries, Inc. ............   $  490,750
                                                             ----------
                                                              1,387,750
                                                             ----------
                  CONSUMER STAPLES -- 3.73%
     14,000       American Greetings Corp., Class A             355,250
     16,000       Dole Food Co., Inc.  ...................      476,000
     15,000       Mallinckrodt, Inc.  ....................      399,375
                                                             ----------
                                                              1,230,625
                                                             ----------
                  TRANSPORTATION -- 3.71%
      7,000      +AMR Corp.  .............................      409,938
      7,000       Delta Air Lines, Inc.  .................      486,500
     10,000       GATX Corp.  ............................      329,375
                                                             ----------
                                                              1,225,813
                                                             ----------
                  MANUFACTURING -- 2.76%
      8,000       PPG Industries, Inc.  ..................      410,000
     18,000       Tenneco, Inc.  .........................      502,875
                                                             ----------
                                                                912,875
                                                             ----------
                  TOTAL COMMON STOCKS
                   (Cost $16,146,197) ....................   19,892,938
                                                             ----------
  Principal
   Amount
-----------
CORPORATE BONDS -- 17.63%
                  FINANCIAL -- 9.79%
$   500,000       American General Corp.
                   7.75%, 4/01/05 .........................     534,219
    600,000       Associates Corp. of North America
                   5.75%, 11/01/03 ........................     594,418
    500,000       Conseco, Inc.
                   6.80%, 6/15/05 .........................     483,044
    810,000       Safeco Corp.
                   7.875%, 4/01/05 ........................     849,547
    750,000       Transamerica Corp.
                   6.75%, 11/15/06 ........................     768,817
                                                             ----------
                                                              3,230,045
                                                             ----------
                  RAW/INTERMEDIATE
                   MATERIALS -- 3.86%
    750,000       Phelps Dodge Corp.
                   7.75%, 1/01/02 .........................     778,579
    500,000       Willamette Industries, Inc.
                   7.00%, 2/01/18 .........................     497,096
                                                             ----------
                                                              1,275,675
                                                             ----------
                  UTILITIES -- 2.41%
    750,000       Citizens Utilities Co.
                   7.45%, 1/15/04 .........................     794,002
                                                             ----------

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1999

Balanced Fund -- (continued)

   Principal
    Amount                                              Value
--------------                                        ---------
CORPORATE BONDS -- (continued)
                  CONSUMER STAPLES -- 1.57%
$  500,000        Tenneco, Inc.
                   7.50%, 4/15/07 .................   $ 519,308
                                                      ---------
                  TOTAL CORPORATE BONDS
                   (Cost $5,819,288)...............   5,819,030
                                                      ---------
 U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 19.62%
                  Federal Home Loan Mortgage
                  Corp.
    650,000       6.40%, 12/13/06 .................     671,402
                  Federal National Mortgage
                  Association
    300,000       5.45%, 10/10/03 .................     298,196
    750,000       7.50%, 4/16/07 ..................     785,469
                  U.S. Treasury Notes
    750,000       7.50%, 10/31/99 .................     761,485
    500,000       7.75%, 11/30/99 .................     509,531
    300,000       6.375%, 9/30/01 .................     308,906
    775,000       6.125%, 12/31/01 ................     794,618
    750,000       6.625%, 3/31/02 .................     780,235
  1,000,000       6.25%, 8/31/02 ..................   1,032,813


 Principal
   Amount                                               Value
--------------                                        ---------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- (continued)
$  500,000        6.50%, 10/15/06 .................   $ 532,812
                                                      ---------
                  TOTAL U.S. GOVERNMENT &
                  AGENCY OBLIGATIONS
                  (Cost $6,423,873)................   6,475,467
                                                      ---------
DEMAND NOTES -- 2.65%
    400,000       Associates Corp. of North America
                   Master Notes ...................     400,000
    473,000       General Electric Co.
                   Promissory Notes ...............     473,000
                                                      ---------
                  TOTAL DEMAND NOTES
                   (Cost $873,000).................     873,000
                                                      ---------


TOTAL INVESTMENTS
  (Cost $29,262,358) .........      100.17%         $33,060,435
OTHER ASSETS AND
  LIABILITIES (NET) ..........      ( 0.17)             (55,790)
                                    ------          -----------
NET ASSETS ...................      100.00%         $33,004,645
                                    ======          ===========
-------------------------
+ Non-income producing security
ADR--American Depositary Receipt

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1999

International Equity Fund


    Shares                                                   Value
-------------                                            -------------
COMMON STOCKS -- 99.96%
                  JAPAN -- 15.37%
        148       DDI Corp.  ..........................   $   700,118
      5,300       Don Quijote Co., Ltd ................     1,181,956
     75,500       Meitec Corp.  .......................     2,200,329
     10,300       NIDEC Corp.  ........................     1,270,316
     10,600       Nintendo Co., Ltd.  .................       915,121
        369       NTT Data Corp.  .....................     2,855,246
     20,900      +Nu Skin Enterprises, Inc., Class A          478,087
      5,000       Rohm Co.  ...........................       597,652
     11,200       Sony Corp.  .........................     1,035,986
     28,000       Taisho Pharmaceutical Co., Ltd.......       875,148
                                                          -----------
                                                           12,109,959
                                                          -----------
                  FRANCE -- 13.68%
      4,000       Air Liquide .........................       596,821
     18,140       Axa .................................     2,408,468
      2,035       Carrefour S.A.  .....................     1,570,970
     44,250       Dassault Systemes S.A.  .............     1,641,015
     13,500       Elf Aquitaine S.A.  .................     1,836,198
        790       L'OREAL .............................       500,530
      4,100       Total S.A., Class B .................       505,795
      7,000       Vivendi .............................     1,724,835
                                                          -----------
                                                           10,784,632
                                                          -----------
                  UNITED KINGDOM -- 11.94%
    228,900       Airtours plc ........................     1,663,517
    363,300       BTR Siebe plc .......................     1,603,226
     10,700       Glaxo Wellcome plc ..................       358,222
     10,000       Glaxo Wellcome plc ADR ..............       669,375
     56,000       Granada Group plc ...................     1,135,013
     30,000       Pearson plc .........................       683,624
     35,000       Railtrack Group plc .................       803,779
    105,900       Serco Group plc .....................     2,496,996
                                                          -----------
                                                            9,413,752
                                                          -----------
                  GERMANY -- 8.69%
        780      +GEA AG ..............................        17,710
     22,940      +Mannesmann AG .......................     2,849,828
     27,010       Metro AG ............................     1,717,146
      5,270       SAP AG ..............................     1,518,494
     11,300       Siemens AG ..........................       742,826
                                                          -----------
                                                            6,846,004
                                                          -----------
                  ITALY -- 8.37%
    101,300       Autogrill S.p.A.  ...................     1,002,157
    147,800       Edison S.p.A.  ......................     1,363,103
    163,000       Telecom Italia S.p.A.  ..............     1,734,155

   Shares                                                    Value
-----------                                               -----------
COMMON STOCKS -- (continued)
                  ITALY -- (continued)
    257,080       Telecom Italia Mobile S.p.A.  .......   $   995,077
    278,400       Unicredito Italiano S.p.A.  .........     1,505,027
                                                          -----------
                                                            6,599,519
                                                          -----------
                  NETHERLANDS -- 7.16%
     36,700       ING Groep N.V.  .....................     2,025,662
     15,000       Royal Dutch Petroleum Co.  ..........       780,000
     15,400      +STMicroelectronics N.V.  ............     1,531,009
      7,200       Wolters Kluwer N.V.  ................     1,307,817
                                                          -----------
                                                            5,644,488
                                                          -----------
                  SWITZERLAND -- 6.06%
         29       Lindt & Spruengli AG ................       825,036
        563       Novartis AG (Registered) ............       915,643
        248       Roche Holding AG ....................     3,032,175
                                                          -----------
                                                            4,772,854
                                                          -----------
                  SINGAPORE -- 4.87%
  1,077,000       Datacraft Asia, Ltd.  ...............     2,520,180
     97,300       Development Bank of Singapore
                   Ltd. ...............................       738,274
    211,000       Natsteel Electronics Ltd.  ..........       576,843
                                                          -----------
                                                            3,835,297
                                                          -----------
                  AUSTRALIA -- 3.60%
     82,000       Brambles Industries Ltd.  ...........     2,084,926
     28,900       Lend Lease Corp., Ltd.  .............       368,294
    550,000      +LibertyOne Ltd.  ....................       383,752
                                                          -----------
                                                            2,836,972
                                                          -----------
                  CANADA -- 3.18%
     54,800       Bombardier Inc., Class B ............       721,914
     45,500      +CGI Group, Inc.  ....................       988,934
     12,800       Northern Telecom Ltd.  ..............       798,513
                                                          -----------
                                                            2,509,361
                                                          -----------
                  SWEDEN -- 2.99%
     28,300       Celsius AB, Series B ................       465,762
     77,700       Telefonaktiebolaget LM Ericsson,
                   Class B ............................     1,894,498
                                                          -----------
                                                            2,360,260
                                                          -----------
                  IRELAND -- 2.89%
    149,200       Irish Permanent plc .................     2,274,538
                                                          -----------

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1999

International Equity Fund -- (continued)


    Shares                                                   Value
-------------                                            -------------
                  HONG KONG -- 2.86%
    327,400       Dairy Farm International
                   Holdings Ltd.  .....................   $   379,784
  1,592,110      +Hengan International Group Co.,
                   Ltd.  ..............................       616,380
    255,000       Johnson Electric Holdings Ltd. ......       719,029
    254,000       Li & Fung, Ltd.  ....................       537,566
                                                          -----------
                                                            2,252,759
                                                          -----------
                  THAILAND -- 2.44%
    517,400      +Banpu Public Co., Ltd.
                   (Registered) .......................       623,830
    244,900       BEC World Public Co., Ltd.
                   (Foreign) ..........................     1,187,631
     80,500       Dhipaya Insurance Public Co.,
                   Ltd.  ..............................        89,552
      7,300      +Sermsuk Public Co., Ltd.
                   (Foreign) ..........................        19,840
                                                          -----------
                                                            1,920,853
                                                          -----------
                  SPAIN -- 2.09%
    110,280       Banco Bilbao Vizcaya S.A.
                   (Registered) .......................     1,645,436
                                                          -----------
                  PORTUGAL -- 1.62%
     42,130       Banco Comercial Portugues S.A. .          1,275,424
                                                          -----------
                  ISRAEL -- 0.98%
     12,900      +Gilat Satellite Networks Ltd.  ......       769,163
                                                          -----------
                  CHILE -- 0.60%
     16,000       Vina Concha Y Toro S.A. ADR .........       470,000
                                                          -----------
                  ARGENTINA -- 0.43%
     10,800       YPF S.A. ADR ........................       340,875
                                                          -----------
                  HUNGARY -- 0.14%
      3,300     ++Gedeon Richter ......................       108,488
                                                          -----------
                  TOTAL COMMON STOCKS
                  (Cost $77,158,821) ..................    78,770,634
                                                          -----------

  No. of
 Warrants                                                   Value
----------                                                ---------
WARRANTS -- 0.87%
                 PHILIPPINES -- 0.86%
  1,345,200     +QueenBee Restaurants --
                  Jollibee Foods Corp.,
                  expiring 03/24/03 at $19.25...........   $679,570
                                                           --------
                 JAPAN -- 0.01%
     13,000     +Atlantis Japan Growth Fund Ltd.,
                  expiring 04/30/01 at $10.00 ..........      4,355
                                                           --------
                 TOTAL WARRANTS
                  (Cost $674,835) ......................    683,925
                                                           --------
 Principal
 Amount
-----------
CONVERTIBLE BONDS -- 0.10%
                 PORTUGAL -- 0.10%
$   700          Banco Comercial Portugues S.A.,
                  Series A (Preferred) 8.00%,
                  12/31/2049
                  (Cost $81,900)........................     78,400
                                                           --------

TOTAL INVESTMENTS
  (Cost $77,915,556).........           100.93%         $79,532,959
OTHER ASSETS AND
  LIABILITIES (NET) .........           ( 0.93)            (731,060)
                                        ------          -----------
NET ASSETS ..................           100.00%         $78,801,899
                                        ======          ===========

-------------------------
 + Non-income producing security
++ 144A Security -- certain conditions for public
   sale may exist.
ADR -- American Depositary Receipt


                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1999

International Equity Fund -- (continued)

       At March 31, 1999, sector diversification of the Fund's investment portfolio was as follows:


                                         % of
                                          Net            Market
Sector Diversification                  Assets           Value
------------------------------------   --------       ------------
Technology .........................    20.37%        $16,050,705
Consumer Cyclical ..................    19.43          15,313,594
Consumer Staples ...................    16.99          13,390,273
Financial ..........................    15.65          12,335,031
Utilities ..........................     7.43           5,850,397
Energy .............................     6.12           4,825,972
Transportation .....................     4.88           3,847,627
Raw/Intermediate Materials .........     4.41           3,473,658
Capital Goods ......................     3.61           2,842,477
Manufacturing ......................     2.04           1,603,225
                                       ------         -----------
     Total Investments .............   100.93%        $79,532,959
Other Assets and Liabilities (Net)     ( 0.93)           (731,060)
                                       ------         -----------
     Net Assets ....................   100.00%        $78,801,899
                                       ======         ===========

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1999

Optimum Growth Fund


    Shares                                                 Value
-------------                                           ----------
 COMMON STOCKS -- 97.97%
                 TECHNOLOGY -- 29.51%
    25,000      +BMC Software, Inc. .................   $  926,563
    50,000      +Cisco Systems, Inc. ................    5,478,125
   126,000      +Dell Computer Corp. ................    5,150,250
    54,000      +EMC Corp. ..........................    6,898,500
    27,000       Intel Corp. ........................    3,209,625
     3,000       Lucent Technologies, Inc. ..........      323,250
    52,000      +Microsoft Corp. ....................    4,657,250
     8,000       Nokia Oyj, Class A ADR .............    1,246,000
    18,000      +Tellabs, Inc. ......................    1,759,500
                                                        ----------
                                                        29,649,063
                                                        ----------
                 COMMUNICATION
                  SERVICES -- 15.84%
   100,000       America Online, Inc. ...............   14,600,000
     8,000       Ameritech Corp. ....................      463,000
    14,000       GTE Corp. ..........................      847,000
                                                        ----------
                                                        15,910,000
                                                        ----------
                 FINANCIAL -- 15.55%
    20,000       American International Group,
                  Inc. ..............................    2,412,500
    64,500       Charles Schwab Corp. ...............    6,200,062
    35,000       Citigroup, Inc. ....................    2,235,625
    28,000       Fannie Mae .........................    1,939,000
    32,000       Merrill Lynch & Co., Inc. ..........    2,830,000
                                                        ----------
                                                        15,617,187
                                                        ----------
                 HEALTH CARE -- 13.75%
    16,000       Abbott Laboratories ................      749,000
    13,300       American Home Products Corp. .......      867,825
    18,000       Bristol-Myers Squibb Co. ...........    1,157,625
     7,000       Eli Lilly & Co. ....................      594,125
    11,000       Johnson & Johnson ..................    1,030,562
    41,855       Medtronic, Inc. ....................    3,003,096
    24,600       Merck & Co., Inc. ..................    1,972,612
    22,000       Pfizer, Inc. .......................    3,052,500
    20,000      +Quintiles Transnational Corp. ......      750,000
    11,400       Schering-Plough Corp. ..............      630,562
                                                        ----------
                                                        13,807,907
                                                        ----------
                 CONSUMER STAPLES -- 10.34%
    13,500       Bestfoods ..........................      634,500
     6,000       Brown-Forman Corp., Class B ........      345,750
    19,000       Coca-Cola Co. ......................    1,166,125
    25,200       General Mills, Inc. ................    1,904,175
    28,000       Gillette Co. .......................    1,664,250
     8,000       Hannaford Brothers Co. .............      363,500
    10,500       H.J. Heinz Co. .....................      497,438
    11,500       PepsiCo, Inc. ......................      450,656
     9,600       Procter & Gamble Co. ...............      940,200

  Shares                                                   Value
----------                                                ---------
COMMON STOCKS -- (continued)
                 CONSUMER STAPLES -- (continued)
    12,000       Sara Lee Corp. .....................   $  297,000
    11,800       Time Warner, Inc. ..................      838,538
     8,487       Tootsie Roll Industries, Inc. ......      390,942
    20,000       Walt Disney Co. ....................      622,500
     3,000       Wrigley (WM.) Jr. Co. ..............      271,313
                                                        ----------
                                                        10,386,887
                                                        ----------
                 CONSUMER CYCLICAL -- 9.51%
    25,000      +Clear Channel Communications,
                  Inc. ..............................    1,676,563
    35,000       Harley-Davidson, Inc. ..............    2,012,500
    48,000       Home Depot, Inc. ...................    2,988,000
    13,200       McDonald's Corp. ...................      598,125
    35,000      +Sylvan Learning Systems, Inc. ......      953,750
    11,000       Wal-Mart Stores, Inc. ..............    1,014,062
       600       Washington Post Co., Class B .......      312,900
                                                        ----------
                                                         9,555,900
                                                        ----------
                 CAPITAL GOODS -- 2.97%
    27,000       General Electric Co. ...............    2,986,875
                                                        ----------
                 UTILITIES -- 0.50%
    12,000       Texas Utilities Co. ................      500,250
                                                        ----------
                 TOTAL COMMON STOCKS
                  (Cost $40,065,940) ................   98,414,069
                                                        ----------
 Principal
    Amount
----------
DEMAND NOTES -- 1.71%
$ 800,000        Associates Corp. of North America
                  Master Notes ......................      800,000
  919,000        General Electric Co.
                  Promissory Notes ..................      919,000
                                                        ----------
                 TOTAL DEMAND NOTES
                  (Cost $1,719,000) .................    1,719,000
                                                        ----------


TOTAL INVESTMENTS
  (Cost $41,784,940) .........           99.68%       $100,133,069
OTHER ASSETS AND
  LIABILITIES (NET) ..........            0.32             325,785
                                        ------        ------------
NET ASSETS ...................          100.00%       $100,458,854
                                        ======        ============

-------------------------
+ Non-income producing security
ADR--American Depositary Receipt

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1999

Value Equity Fund

    Shares                                                       Value
-------------                                                ------------
COMMON STOCKS -- 98.36%
                 CONSUMER STAPLES -- 23.77%
    22,000       Avon Products, Inc.  ....................   $ 1,035,375
    21,000       Bestfoods ...............................       987,000
    26,000       Bristol-Myers Squibb Co.  ...............     1,672,125
    22,000       Deluxe Corp.  ...........................       640,750
    19,000       Eastman Kodak Co.  ......................     1,213,625
    29,625       Fort James Corp.  .......................       938,742
    50,000       Pepsi Bottling Group, Inc.  .............     1,084,375
    32,000       Philip Morris Companies, Inc.  ..........     1,126,000
    20,000      +Suiza Foods Corp.  ......................       673,750
                                                             -----------
                                                               9,371,742
                                                             -----------
                 TECHNOLOGY -- 21.16%
    44,000       Alcatel SA ADR ..........................     1,003,750
    30,000      +Bell & Howell Co.  ......................       879,375
    15,000       Cordant Technologies, Inc.  .............       597,187
       714      +Intermedia Communications, Inc.                  19,010
     9,000       International Business Machines
                  Corp.  .................................     1,595,250
    17,000       Nokia Oyj, Class A ADR ..................     2,647,750
    30,000       Xerox Corp.  ............................     1,601,250
                                                             -----------
                                                               8,343,572
                                                             -----------
                 FINANCIAL -- 19.48%
    50,000      +Amerin Corp.  ...........................     1,015,625
    35,000       ARM Financial Group, Inc.,
                  Class A ................................       522,813
    17,000       Astoria Financial Corp.  ................       847,875
    10,000       Bank One Corp.  .........................       550,625
    20,000       Chase Manhattan Corp.  ..................     1,626,250
    12,000       Fannie Mae ..............................       831,000
    14,000       People's Bank Bridgeport ................       416,500
    21,000       SLM Holding Corp.  ......................       876,750
    16,344       XL Capital Ltd., Class A ................       992,898
                                                             -----------
                                                               7,680,336
                                                             -----------
                CONSUMER CYCLICAL -- 15.12%
    22,880      +AT&T Corp. -- Liberty Media
                  Group, Class A .........................     1,204,060
    24,000      +CBS Corp.  ..............................       982,500
    25,000       Ford Motor Co.  .........................     1,418,750
    22,000      +Unisys Corp.  ...........................       609,125
   100,000      +Varian, Inc.  ...........................       943,750
    19,700      +Young & Rubicam, Inc.  ..................       802,775
                                                             -----------
                                                               5,960,960
                                                             -----------

    Shares                                                      Value
-------------                                                ------------
COMMON STOCKS -- (continued)
                 TRANSPORTATION -- 5.98%
    11,000      +AMR Corp.  ..............................   $   644,188
    16,000      +General Motors Corp., Class H ...........       807,000
    17,000       Union Pacific Corp.  ....................       908,437
                                                             -----------
                                                               2,359,625
                                                             -----------
                 UTILITIES -- 5.53%
     2,500      +Autobytel.com, Inc.  ....................       104,375
    40,000       Frontier Corp.  .........................     2,075,000
                                                             -----------
                                                               2,179,375
                                                             -----------
                 CAPITAL GOODS -- 5.41%
    20,000       Kansas City Southern Industries,
                  Inc.  ..................................     1,140,000
    10,000       Texas Instruments, Inc.  ................       992,500
                                                             -----------
                                                               2,132,500
                                                             -----------
                 RAW/INTERMEDIATE
                  MATERIALS -- 1.91%
    13,000       E.I. du Pont de Nemours and Co.                 754,813
                                                             -----------
                 TOTAL COMMON STOCKS
                  (Cost $27,770,606) .....................    38,782,923
                                                             -----------
 Principal
   Amount
----------
CONVERTIBLE BONDS -- 2.31%
                 TECHNOLOGY -- 2.31%
$   25,000       Intermedia Communications, Inc.,
                  Series D (Preferred) 7.00%,
                  12/31/2049 (Cost $657,010) .............       912,500
                                                             -----------
DEMAND NOTES -- 0.02%
     7,000       General Electric Co. Promissory
                  Notes (Cost $7,000) ....................         7,000
                                                             -----------


TOTAL INVESTMENTS
  (Cost $28,434,616) .........              100.69%         $ 39,702,423
OTHER ASSETS AND
  LIABILITIES (NET) ..........               (0.69)             (271,279)
                                            ------          ------------
NET ASSETS ...................              100.00%         $ 39,431,144
                                            ======          ============

-------------------------
+ Non-income producing security
ADR--American Depositary Receipt

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Assets and Liabilities
March 31, 1999

                                                                                                                 Total Return
                                                                                Equity            Income             Bond
                                                                                 Fund              Fund              Fund
                                                                          -----------------   --------------   ---------------
  Assets:
   Investments, at cost -- see accompanying
    Schedule of Investments ...........................................     $ 113,563,411      $68,404,052      $251,996,858
                                                                            =============      ===========      ============
   Investments in securities, at value (Note 1a) ......................     $ 180,488,186      $67,894,219      $250,468,649
   Cash ...............................................................               432               --                --
   Dividends receivable ...............................................           160,401               --                --
   Interest receivable ................................................             3,056          549,797         2,392,867
   Receivable for investment securities sold ..........................                --              225                --
   Receivable for fund shares sold ....................................           136,241               --           194,932
   Deferred organization expenses (Note 1f) ...........................               566               --               750
   Other assets .......................................................             2,673            1,337             4,150
                                                                            -------------      -----------      ------------
    Total assets ......................................................       180,791,555       68,445,578       253,061,348
  Liabilities:
   Payable for investments purchased ..................................           154,000          852,329                --
   Dividends payable ..................................................                --          305,951         1,129,012
   Payable for fund shares redeemed ...................................           416,486               --           167,533
   Investment advisory fees payable (Note 2a) .........................            58,457           23,616            58,659
   Administration fees payable (Note 2b) ..............................            22,429            9,097            33,993
   Trustees' fees and expenses payable (Note 2f) ......................             2,733            1,136             3,451
   Accrued expenses and other liabilities .............................            27,832           13,746            54,813
                                                                            -------------      -----------      ------------
    Total liabilities .................................................           681,937        1,205,875         1,447,461
                                                                            -------------      -----------      ------------
  Net Assets ..........................................................     $ 180,109,618      $67,239,703      $251,613,887
                                                                            =============      ===========      ============
  Net Assets Consist of:
   Par value ..........................................................     $         120      $        96      $        344
   Paid-in capital in excess of par value .............................       104,439,766       67,665,697       253,648,761
   Undistributed (distributions in excess of) net investment income .             110,555          (24,317)           16,857
   Accumulated net realized gain (loss) on investments ................         8,634,402          108,060          (523,866)
   Unrealized appreciation (depreciation) of investments ..............        66,924,775         (509,833)       (1,528,209)
                                                                            -------------      -----------      ------------
  Net Assets ..........................................................     $ 180,109,618      $67,239,703      $251,613,887
                                                                            =============      ===========      ============
  Institutional Shares outstanding (Unlimited number of $0.00001 par
   value shares authorized for each Fund) .............................        12,042,921        9,612,414        34,381,863
  Net Asset Value Per Share (net assets / shares outstanding) .........     $       14.96      $      7.00      $       7.32
                                                                            =============      ===========      ============

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Assets and Liabilities -- (continued)
March 31, 1999



                                                                                   International       Optimum           Value
                                                                     Balanced          Equity           Growth           Equity
                                                                       Fund             Fund             Fund             Fund
                                                                 ---------------   --------------  ---------------- ---------------
  Assets:
   Investments, at cost -- see accompanying
    Schedule of Investments ...................................   $  29,262,358     $ 77,915,556     $   41,784,940   $  28,434,616
                                                                  =============     ============     ==============   =============
   Investments in securities, at value (Note 1a) ..............   $  33,060,435     $ 79,532,959     $  100,133,069   $  39,702,423
   Cash .......................................................             210               --                117              --
   Dividends receivable .......................................          40,424          104,218             56,858          60,998
   Interest receivable ........................................         262,538            1,641              3,571           2,231
   Receivable for investment securities sold ..................         814,448        1,767,534                 --       1,605,827
   Receivable for fund shares sold ............................             402              930            400,200          26,803
   Foreign withholding tax receivable .........................              --           27,041                 --              --
   Deferred organization expenses (Note 1f) ...................           2,508              245                525             525
   Other assets ...............................................           1,891              618              1,163             685
                                                                  -------------     ------------     --------------   -------------
    Total assets ..............................................      34,182,856       81,435,186        100,595,503      41,399,492
  Liabilities:
   Payable for investments purchased ..........................         368,725               --                 --       1,215,600
   Payable for fund shares redeemed ...........................         686,746           41,988             18,401              --
   Investment advisory fees payable (Note 2a) .................          28,936           26,158             40,480          15,415
   Administration fees payable (Note 2b) ......................           5,213           12,943             12,229           5,176
   Trustees' fees and expenses payable (Note 2f) ..............           1,235              799              1,210             517
   Due to custodian bank ......................................              --        2,538,932                 --         720,280
   Accrued expenses and other liabilities .....................          87,356           12,467             64,329          11,360
                                                                  -------------     ------------     --------------   -------------
    Total liabilities .........................................       1,178,211        2,633,287            136,649       1,968,348
                                                                  -------------     ------------     --------------   -------------
  Net Assets ..................................................   $  33,004,645     $ 78,801,899     $  100,458,854   $  39,431,144
                                                                  =============     ============     ==============   =============
  Net Assets Consist of:
   Par value ..................................................   $          41     $         93     $           36   $          26
   Paid-in capital in excess of par value .....................      25,095,269       77,665,435         39,495,981      27,635,702
   Undistributed net investment income ........................         553,154           28,435                 --          87,696
   Accumulated net realized gain (loss) on investments ........       3,558,104         (508,833)         2,614,708         439,024
   Unrealized appreciation of investments and foreign
    currency translations .....................................       3,798,077        1,616,769         58,348,129      11,268,696
                                                                  -------------     ------------     --------------   -------------
  Net Assets ..................................................   $  33,004,645     $ 78,801,899     $  100,458,854   $  39,431,144
                                                                  =============     ============     ==============   =============
  Net Assets:
   Institutional Shares .......................................   $  32,996,343     $ 78,801,899     $   88,044,767   $  39,306,600
   Shares .....................................................           8,302               --         12,414,087         124,544
  Shares outstanding (Unlimited number of $0.00001 par value shares authorized for each Fund):
   Institutional Shares .......................................       4,093,503        9,328,980          3,195,972       2,563,525
   Shares .....................................................           1,025               --            453,003           8,115
  Net Asset Value Per Share (net assets / shares outstanding):
   Institutional Shares .......................................   $        8.06     $       8.45     $        27.55   $       15.33
                                                                  =============     ============     ==============   =============
   Shares .....................................................   $        8.10               --     $        27.40   $       15.35
                                                                  =============     ============     ==============   =============


                          See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Operations
For the Year Ended March 31, 1999

                                                                              Total Return
                                                Equity           Income           Bond
                                                 Fund             Fund            Fund
                                           ---------------  ---------------  --------------
  Investment Income
   Dividend income ......................    $ 1,381,462     $          --    $         --
   Interest income ......................        108,739         3,861,787      12,166,627
   Less: Foreign taxes withheld .........             --                --              --
                                             -----------     -------------    ------------
    Total Income ........................      1,490,201         3,861,787      12,166,627
  Expenses (Note 1g):
   Investment advisory fees (Note 2a)            983,512           413,443       1,312,435
   Administration fees (Note 2b) ........        231,504            97,318         308,927
   Custodian fees .......................         54,472            15,902          50,239
   Legal and audit fees .................         32,638            13,917          40,657
   Prospectus and shareholder
    reports .............................          8,829             4,305          10,892
   Trustees' fees and expenses
    (Note 2f) ...........................         10,734             4,920          14,330
   Shareholder servicing agent fees .....          4,962             6,087           5,970
   Insurance expense ....................          2,383             1,110           3,380
   Registration and filing fees .........         19,991            18,156          33,556
   Amortization of organization
    expenses (Note 1f) ..................          1,234             1,738           1,445
   Distribution fees -- Shares
    (Note 2e) ...........................             --                --              --
   Miscellaneous ........................          7,497             3,990          10,071
                                             -----------     -------------    ------------
    Total Expenses ......................      1,357,756           580,886       1,791,902
    Less: Waiver of fees (Note 2c) ......       (298,579)         (262,853)       (781,974)
                                             -----------     -------------    ------------
    Net Expenses ........................      1,059,177           318,033       1,009,928
                                             -----------     -------------    ------------
  Net Investment Income (Loss) ..........        431,024         3,543,754      11,156,699
                                             -----------     -------------    ------------
  Realized and Unrealized Gain (Loss)
   (Note 1):
   Net realized gain on investments .....     11,056,827         1,294,824       3,877,687
   Net realized loss on foreign
    currency transactions ...............             --                --              --
   Change in unrealized
    appreciation/depreciation
    of investments and foreign
    currency translations during the
    year ................................     18,360,482        (1,175,763)     (4,548,009)
                                             -----------     -------------    ------------
  Net Realized and Unrealized Gain
   (Loss) ...............................     29,417,309           119,061        (670,322)
                                             -----------     -------------    ------------
  Net Increase (Decrease) in Net
   Assets Resulting from Operations .....    $29,848,333     $   3,662,815    $ 10,486,377
                                             ===========     =============    ============

                                                              International       Optimum           Value
                                               Balanced           Equity           Growth           Equity
                                                 Fund              Fund             Fund             Fund
                                           ----------------  ---------------  ---------------  ---------------
  Investment Income
   Dividend income ......................   $     824,522     $    843,596      $   464,280     $     538,890
   Interest income ......................       1,901,267          108,645           37,768             8,154
   Less: Foreign taxes withheld .........              --          (82,817)              --                --
                                            -------------     ------------      -----------     -------------
    Total Income ........................       2,725,789          869,424          502,048           547,044
  Expenses (Note 1g):
   Investment advisory fees (Note 2a)             427,031          417,506          460,546           226,293
   Administration fees (Note 2b) ........         100,517           83,501          108,405            53,266
   Custodian fees .......................          20,178           65,078           19,921             9,052
   Legal and audit fees .................          15,463            7,913           15,358             6,956
   Prospectus and shareholder
    reports .............................          16,097           18,055           10,627             4,961
   Trustees' fees and expenses
    (Note 2f) ...........................           5,069            2,682            5,002             2,400
   Shareholder servicing agent fees .....          11,136            7,878           10,845             7,636
   Insurance expense ....................           1,967              794            1,079               613
   Registration and filing fees .........          27,960           31,121           22,178            22,709
   Amortization of organization
    expenses (Note 1f) ..................           5,683            1,201              244               244
   Distribution fees -- Shares
    (Note 2e) ...........................          33,141               --           27,903               273
   Miscellaneous ........................           4,777            3,190            3,205             2,433
                                            -------------     ------------      -----------     -------------
    Total Expenses ......................         669,019          638,919          685,313           336,836
    Less: Waiver of fees (Note 2c) ......        (175,998)        (263,217)        (155,809)          (91,255)
                                            -------------     ------------      -----------     -------------
    Net Expenses ........................         493,021          375,702          529,504           245,581
                                            -------------     ------------      -----------     -------------
  Net Investment Income (Loss) ..........       2,232,768          493,722          (27,456)          301,463
                                            -------------     ------------      -----------     -------------
  Realized and Unrealized Gain (Loss)
   (Note 1):
   Net realized gain on investments .....       5,203,710        1,597,388        4,906,503         2,731,686
   Net realized loss on foreign
    currency transactions ...............              --          (44,361)              --            (1,063)
   Change in unrealized
    appreciation/depreciation
    of investments and foreign
    currency translations during the
    year ................................     (13,305,418)      (4,178,241)      35,505,018        (1,255,930)
                                            -------------     ------------      -----------     -------------
  Net Realized and Unrealized Gain
   (Loss) ...............................      (8,101,708)      (2,625,214)      40,411,521         1,474,693
                                            -------------     ------------      -----------     -------------
  Net Increase (Decrease) in Net
   Assets Resulting from Operations .....   $  (5,868,940)    $ (2,131,492)     $40,384,065     $   1,776,156
                                            =============     ============      ===========     =============

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Changes in Net Assets

                                                        Equity Fund
                                            ------------------------------------
                                                Year Ended         Year Ended
                                                 March 31,          March 31,
                                                   1999               1998
                                            -----------------  -----------------
  Operations:
   Net investment income .................    $     431,024      $     577,988
   Net realized gain on investments              11,056,827         13,078,300
   Change in unrealized
    appreciation/depreciation of
    investments during the year ..........       18,360,482         39,624,075
                                              -------------      -------------
     Net increase in net assets
      resulting from operations ..........       29,848,333         53,280,363
  Distributions to Shareholders:
   From net investment income ............         (435,000)          (644,350)
   In excess of net investment
    income ...............................               --                 --
   From net realized gains ...............       (2,446,333)       (15,372,442)
   In excess of net realized gains .......               --                 --
                                              -------------      -------------
     Total distributions to
      shareholders .......................       (2,881,333)       (16,016,792)
                                              -------------      -------------
  Transactions in Shares of Beneficial
   Interest:
   Net proceeds from shares sold .........       47,139,416         33,699,430
   Contribution in-kind ..................               --                 --
   Reinvestment of dividends .............            7,322            405,457
   Cost of shares redeemed ...............      (32,332,217)       (51,602,372)
                                              -------------      -------------
     Net increase (decrease) in
      net assets from beneficial
      interest transactions ..............       14,814,521        (17,497,485)
                                              -------------      -------------
     Total Increase in Net Assets ........       41,781,521         19,766,086
  Net Assets:
   Beginning of Year .....................      138,328,097        118,562,011
                                              -------------      -------------
   End of Year (a) .......................    $ 180,109,618      $ 138,328,097
                                              =============      =============
  Capital Share Transactions:
   Institutional Shares sold .............        3,624,176          3,017,785
   Contribution in-kind ..................               --                 --
   Institutional Shares issued for
    dividend reinvestment ................              580             37,320
   Institutional Shares redeemed .........       (2,478,541)        (4,449,056)
                                              -------------      -------------
  Net Increase (Decrease) in Shares
   Outstanding ...........................        1,146,215         (1,393,951)
                                              =============      =============
  ------------
  (a) Including undistributed
      (distributions in excess of) net
      investment income ..................    $     110,555      $     114,531

                                                       Income Fund                    Total Return Bond Fund
                                            ----------------------------------  -----------------------------------
                                               Year Ended        Year Ended         Year Ended        Year Ended
                                                March 31,         March 31,          March 31,         March 31,
                                                  1999              1998               1999              1998
                                            ----------------  ----------------  -----------------  ----------------
  Operations:
   Net investment income .................    $  3,543,754      $  3,303,028      $  11,156,699     $   8,940,752
   Net realized gain on investments              1,294,824           990,393          3,877,687         2,353,952
   Change in unrealized
    appreciation/depreciation of
    investments during the year ..........      (1,175,763)        1,583,858         (4,548,009)        5,697,218
                                              ------------      ------------      -------------     -------------
     Net increase in net assets
      resulting from operations ..........       3,662,815         5,877,279         10,486,377        16,991,922
  Distributions to Shareholders:
   From net investment income ............      (3,538,256)       (3,299,499)       (11,156,710)       (8,941,053)
   In excess of net investment
    income ...............................         (24,317)           (3,529)                --                --
   From net realized gains ...............      (2,171,930)         (183,152)        (5,489,069)       (1,220,129)
   In excess of net realized gains .......              --                --           (523,866)               --
                                              ------------      ------------      -------------     -------------
     Total distributions to
      shareholders .......................      (5,734,503)       (3,486,180)       (17,169,645)      (10,161,182)
                                              ------------      ------------      -------------     -------------
  Transactions in Shares of Beneficial
   Interest:
   Net proceeds from shares sold .........       8,666,814        12,191,434        119,082,504        49,920,677
   Contribution in-kind ..................              --                --         12,430,061                --
   Reinvestment of dividends .............              --                --            358,289           134,539
   Cost of shares redeemed ...............        (729,572)       (4,290,648)       (41,284,954)      (27,577,046)
                                              ------------      ------------      -------------     -------------
     Net increase (decrease) in
      net assets from beneficial
      interest transactions ..............       7,937,242         7,900,786         90,585,900        22,478,170
                                              ------------      ------------      -------------     -------------
     Total Increase in Net Assets ........       5,865,554        10,291,885         83,902,632        29,308,910
  Net Assets:
   Beginning of Year .....................      61,374,149        51,082,264        167,711,255       138,402,345
                                              ------------      ------------      -------------     -------------
   End of Year (a) .......................    $ 67,239,703      $ 61,374,149      $ 251,613,887     $ 167,711,255
                                              ============      ============      =============     =============
  Capital Share Transactions:
   Institutional Shares sold .............       1,221,301         1,695,891         15,800,759         6,736,023
   Contribution in-kind ..................              --                --          1,646,253                --
   Institutional Shares issued for
    dividend reinvestment ................              --                --             47,445            18,167
   Institutional Shares redeemed .........        (100,468)         (610,049)        (5,458,140)       (3,735,567)
                                              ------------      ------------      -------------     -------------
  Net Increase (Decrease) in Shares
   Outstanding ...........................       1,120,833         1,085,842         12,036,317         3,018,623
                                              ============      ============      =============     =============
  ------------
  (a) Including undistributed
      (distributions in excess of) net
      investment income ..................    $    (24,317)     $     (3,529)     $      16,857     $      35,252


                          See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Changes in Net Assets -- (continued)

                                                                       Balanced Fund               International Equity Fund
                                                             ---------------------------------  --------------------------------
                                                                Year Ended        Year Ended       Year Ended       Year Ended
                                                                 March 31,         March 31,        March 31,        March 31,
                                                                   1999              1998             1999             1998
                                                             ----------------  ---------------  ---------------  ---------------
  Operations:
   Net investment income ..................................   $   2,232,768     $   3,368,479    $     493,722    $     458,891
   Net realized gain on investments .......................       5,203,710        12,929,382        1,597,388          487,012
   Net realized loss on foreign currency transactions .....              --                --          (44,361)         (37,743)
   Change in unrealized appreciation/depreciation of
    investments and foreign currency translations
    during the year .......................................     (13,305,418)        5,190,357       (4,178,241)       2,474,310
                                                              -------------     -------------    -------------    -------------
     Net increase (decrease) in net assets resulting
       from operations ....................................      (5,868,940)       21,488,218       (2,131,492)       3,382,470
  Distributions to Shareholders:
   From net investment income
    Institutional Shares ..................................      (1,976,559)       (3,042,093)        (646,625)        (318,203)
    Shares ................................................        (430,454)         (319,761)              --               --
   In excess of net investment income
    Institutional Shares ..................................              --                --               --         (110,649)
   From net realized gains
    Institutional Shares ..................................      (1,935,917)       (7,725,226)      (1,213,291)        (661,743)
    Shares ................................................            (301)       (1,876,320)              --               --
   In excess of net realized gains
    Institutional Shares ..................................              --                --         (508,833)              --
                                                              -------------     -------------    -------------    -------------
     Total distributions to shareholders ..................      (4,343,231)      (12,963,400)      (2,368,749)      (1,090,595)
                                                              -------------     -------------    -------------    -------------
  Transactions in Shares of Beneficial Interest:
   Net proceeds from shares sold
    Institutional Shares ..................................      11,765,678        21,742,743       66,156,100       23,093,069
    Shares ................................................         703,946        20,319,193               --               --
   Reinvestment of dividends
    Institutional Shares ..................................             896             3,590               --            8,515
    Shares ................................................         292,046         2,196,081               --               --
   Cost of shares redeemed
    Institutional Shares ..................................     (40,693,170)      (57,967,499)     (23,290,314)     (23,426,766)
    Shares ................................................     (18,755,099)       (1,878,906)              --               --
                                                              -------------     -------------    -------------    -------------
     Net increase (decrease) in net assets from
       beneficial interest transactions ...................     (46,685,703)      (15,584,798)      42,865,786         (325,182)
                                                              -------------     -------------    -------------    -------------
       Total Increase (Decrease) in Net Assets ............     (56,897,874)       (7,059,980)      38,365,545        1,966,693
  Net Assets:
   Beginning of Year ......................................      89,902,519        96,962,499       40,436,354       38,469,661
                                                              -------------     -------------    -------------    -------------
   End of Year (a) ........................................   $  33,004,645     $  89,902,519    $  78,801,899    $  40,436,354
                                                              =============     =============    =============    =============

(continued from previous page)

                                                                       Balanced Fund               International Equity Fund
                                                             ---------------------------------  --------------------------------
                                                                Year Ended        Year Ended       Year Ended       Year Ended
                                                                 March 31,         March 31,        March 31,        March 31,
                                                                   1999              1998             1999             1998
                                                             ----------------  ---------------  ---------------  ---------------
 Capital Share Transactions:
   Shares sold:
    Institutional Shares ..................................       1,427,074         2,483,939        7,789,693        2,482,442
    Shares (b) ............................................          79,974         2,179,728               --               --
   Shares issued for dividend reinvestment:
    Institutional Shares ..................................             107               418               --              877
    Shares (b) ............................................          32,797           256,143               --               --
   Shares redeemed:
    Institutional Shares ..................................      (5,010,073)       (6,477,987)      (2,642,321)      (2,564,182)
    Shares (b) ............................................      (2,342,728)         (204,889)              --               --
                                                              -------------     -------------    -------------    -------------
  Net Increase (Decrease) in Shares Outstanding ...........      (5,812,849)       (1,762,648)       5,147,372          (80,863)
                                                              =============     =============    =============    =============
  ------------
  (a) Including undistributed (distributions in
      excess of) net investment income ....................   $     553,154     $     726,375    $      28,435    $    (110,649)
  (b) Initial offering of Shares commenced on August
      25, 1997 for Balanced Fund.


                          See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Changes in Net Assets -- (continued)

                                                                     Optimum Growth Fund                 Value Equity Fund
                                                             ----------------------------------- --------------------------------
                                                                 Year Ended        Year Ended       Year Ended        Year Ended
                                                                  March 31,         March 31,        March 31,         March 31,
                                                                    1999              1998             1999              1998
                                                             -----------------  ---------------- ----------------  --------------
  Operations:
   Net investment income (loss) .............................  $     (27,456)     $     81,809     $    301,463     $    243,228
   Net realized gain (loss) on investments ..................      4,906,503        (2,090,039)       2,731,686        2,142,877
   Net realized loss on foreign currency transactions .......             --                --           (1,063)              --
   Change in unrealized appreciation/depreciation of
    investments and foreign currency translations during
    the year ................................................     35,505,018        22,166,451       (1,255,930)       9,909,167
                                                               -------------      ------------     ------------     ------------
     Net increase in net assets resulting from operations ...     40,384,065        20,158,221        1,776,156       12,295,272
  Distributions to Shareholders:
   From net investment income
    Institutional Shares ....................................        (10,785)         (123,146)        (276,362)        (230,995)
    Shares ..................................................             --            (4,167)            (217)            (363)
   From net realized gains
    Institutional Shares ....................................             --                --       (3,002,331)      (1,695,764)
    Shares ..................................................             --                --           (6,437)          (5,580)
                                                               -------------      ------------     ------------     ------------
     Total distributions to shareholders ....................        (10,785)         (127,313)      (3,285,347)      (1,932,702)
                                                               -------------      ------------     ------------     ------------
  Transactions in Shares of Beneficial Interest:
   Net proceeds from shares sold
    Institutional Shares ....................................     16,636,464         8,293,581        6,929,195        1,679,381
    Shares ..................................................      2,171,420         2,776,946           46,060           31,723
   Reinvestment of dividends
    Institutional Shares ....................................            569             4,030               --               --
    Shares ..................................................             --               875            2,707            1,672
   Cost of shares redeemed
    Institutional Shares ....................................    (15,767,433)       (1,722,710)        (880,640)        (937,737)
    Shares ..................................................       (997,974)       (1,880,728)            (461)         (37,415)
                                                               -------------      ------------     ------------     ------------
     Net increase in net assets from beneficial interest
       transactions .........................................      2,043,046         7,471,994        6,096,861          737,624
                                                               -------------      ------------     ------------     ------------
       Total Increase in Net Assets .........................     42,416,326        27,502,902        4,587,670       11,100,194
  Net Assets:
   Beginning of Year ........................................     58,042,528        30,539,626       34,843,474       23,743,280
                                                               -------------      ------------     ------------     ------------
   End of Year (a) ..........................................  $ 100,458,854      $ 58,042,528     $ 39,431,144     $ 34,843,474
                                                               =============      ============     ============     ============
  Capital Share Transactions:
   Shares Sold:
    Institutional Shares ....................................        812,340           614,403          466,461          131,715
    Shares ..................................................        105,092           210,824            3,120            2,111
   Shares issued for dividend reinvestment:
    Institutional Shares ....................................             35               332               --               --
    Shares ..................................................             --                83              190              123
   Shares redeemed:
    Institutional Shares ....................................       (766,399)         (132,059)         (59,957)         (65,278)
    Shares ..................................................        (56,822)         (135,970)             (31)          (2,373)
                                                               -------------      ------------     ------------     ------------
  Net Increase in Shares Outstanding ........................         94,246           557,613          409,783           66,298
                                                               =============      ============     ============     ============
  ------------
  (a) Including undistributed net investment income .........  $          --      $      6,771     $     87,696     $     63,875

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights

                       Selected data for a share outstanding throughout each period are as follows:
                                                                               Equity Fund
                                               ----------------------------------------------------------------------------
                                                                              Ten Months                      January 16,
                                                Year Ended    Year Ended         Ended        Year Ended      1995(b) to
                                                 March 31,     March 31,       March 31,        May 31,         May 31,
                                                   1999          1998          1997 (a)          1996            1995
                                               ------------  ------------  ----------------  ------------  ----------------
 Net Asset Value, Beginning of Period .......    $ 12.69       $  9.65        $    8.93        $ 7.73         $    7.00
                                                 -------       -------        ---------        ------         ---------
 Investment Operations:
  Net investment income .....................       0.04          0.05             0.05          0.11              0.05
  Net realized and unrealized gain (loss)
   on investments ...........................       2.47          4.67             0.86          1.20              0.70
                                                 -------       -------        ---------        ------         ---------
   Total From Investment Operations .........       2.51          4.72             0.91          1.31              0.75
                                                 -------       -------        ---------        ------         ---------
 Distributions:
  From net investment income ................      (0.04)        (0.06)          (0.07)         (0.11)           (0.02)
  In excess of net investment income ........         --            --              --             --               --
  From net realized gains ...................      (0.20)        (1.62)          (0.12)            --               --
                                                 -------      --------       ---------        -------        ---------
   Total Distributions ......................      (0.24)        (1.68)          (0.19)         (0.11)           (0.02)
                                                 -------      --------       ---------        -------        ---------
 Net Asset Value, End of Period .............    $ 14.96       $ 12.69        $   9.65         $ 8.93        $    7.73
                                                 =======      ========       =========        =======        =========
 Total Return ...............................      20.13%        51.58%          10.22%(c)      17.04%           10.80%(c)
                                                 =======      ========       =========        =======        =========
 Ratios and Supplemental Data:
 Ratios to Average Net Assets
  Net Expenses ..............................       0.70%         0.70%           0.70%(e)       0.36%            0.12%(e)
  Gross Expenses (d) ........................       0.90%         0.90%           0.92%(e)       1.49%            2.67%(e)
  Net Investment Income .....................       0.28%         0.46%           0.70%(e)       1.32%            2.44%(e)
 Portfolio Turnover .........................         37%           26%             32%(e)        113%              34%(e)
 Net Assets at end of Period
  (000's omitted) ...........................   $180,110      $138,328       $ 118,562        $23,495        $  15,409

                                                                               Income Fund
                                               ----------------------------------------------------------------------------
                                                                              Ten Months                      January 16,
                                                Year Ended    Year Ended         Ended        Year Ended      1995(b) to
                                                 March 31,     March 31,       March 31,        May 31,         May 31,
                                                   1999          1998           1997(a)          1996            1995
                                               ------------  ------------  ----------------  ------------  ----------------
 Net Asset Value, Beginning of Period .......    $ 7.23        $ 6.90         $    6.99        $  7.33         $    7.00
                                                 -------       -------        ---------        -------         ---------
 Investment Operations:
  Net investment income .....................      0.40          0.44              0.38           0.51              0.19
  Net realized and unrealized gain (loss)
   on investments ...........................      0.03          0.35             (0.01)         (0.27)             0.33
                                                 -------       -------        ---------        -------         ---------
   Total From Investment Operations .........      0.43          0.79              0.37           0.24              0.52
                                                 -------       -------        ---------        -------         ---------
 Distributions:
  From net investment income ................     (0.41)        (0.44)            (0.38)         (0.51)            (0.19)
  In excess of net investment income ........        --(f)         --(f)             --             --                --
  From net realized gains ...................     (0.25)        (0.02)            (0.08)         (0.07)               --
                                                 -------       -------        ---------        -------         ---------
   Total Distributions ......................     (0.66)        (0.46)            (0.46)         (0.58)            (0.19)
                                                 -------       -------        ---------        -------         ---------
 Net Asset Value, End of Period .............    $ 7.00        $ 7.23         $    6.90        $  6.99         $    7.33
                                                 =======       =======        =========        =======         =========
 Total Return ...............................      5.94%        11.78%             5.39%(c)       3.18%             7.51%(c)
                                                 =======       =======        =========        =======         =========
 Ratios and Supplemental Data:
 Ratios to Average Net Assets
  Net Expenses ..............................      0.50%         0.50%             0.50%(e)       0.26%             0.12%(e)
  Gross Expenses (d) ........................      0.91%         0.91%             0.96%(e)       1.35%             1.65%(e)
  Net Investment Income .....................      5.57%         6.14%             6.50%(e)       6.99%             7.17%(e)
 Portfolio Turnover .........................       196%          190%              107%(e)         67%               34%(e)
 Net Assets at end of Period
  (000's omitted) ...........................    $67,240       $61,374        $  51,082        $24,001        $  33,230
 ----------
 (a) The Fund changed its fiscal year end to March 31.
 (b) Commencement of Operations
 (c) Not annualized
 (d) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.
 (e) Annualized
 (f) Amount represents less than $0.01 per share.


                            See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights -- (continued)

                        Selected data for a share outstanding throughout each period are as follows:
                                                                           Total Return Bond Fund
                                                ----------------------------------------------------------------------------
                                                                               Ten Months                      January 19,
                                                 Year Ended    Year Ended         Ended        Year Ended      1995(b) to
                                                  March 31,     March 31,       March 31,        May 31,         May 31,
                                                    1999          1998           1997(a)          1996            1995
                                                ------------  ------------  ----------------  ------------  ----------------
  Net Asset Value, Beginning of Period .......    $   7.51       $  7.16        $    7.18       $   7.47         $    7.00
                                                  --------       -------        ---------       --------         ---------
  Investment Operations:
   Net investment income .....................        0.42          0.44             0.37           0.48              0.18
   Net realized and unrealized gain (loss)
   on investments ............................        0.03          0.41             0.01          (0.17)             0.47
                                                  --------       -------        ---------       --------         ---------
   Total From Investment Operations ..........        0.45          0.85             0.38           0.31              0.65
                                                  --------       -------        ---------       --------         ---------
  Distributions:
   From net investment income ................       (0.42)        (0.44)           (0.37)         (0.48)            (0.18)
   In excess of net investment income ........          --            --               --             --                --
   From net realized gains ...................       (0.20)        (0.06)           (0.03)         (0.12)               --
   In excess of net realized gains ...........       (0.02)           --               --             --                --
                                                  --------      --------        ---------       --------         ---------
   Total Distributions .......................       (0.64)        (0.50)           (0.40)         (0.60)            (0.18)
                                                  --------      --------        ---------       --------         ---------
  Net Asset Value, End of Period .............    $   7.32      $   7.51        $    7.16       $   7.18         $    7.47
                                                  ========      ========        =========       ========         =========
  Total Return ...............................        6.07%        12.21%            5.29%(c)       4.20%             9.40%(c)
                                                  ========      ========        =========       ========         =========
  Ratios and Supplemental Data:
  Ratios to Average Net Assets
   Net Expenses ..............................        0.50%         0.50%           0.50%(e)        0.32%             0.12%(e)
   Gross Expenses (d) ........................        0.89%         0.90%           0.92%(e)        1.33%             1.93%(e)
   Net Investment Income .....................        5.53%         5.95%           6.08%(e)        6.47%             7.09%(e)
  Portfolio Turnover .........................         234%          196%            200%(e)         127%               84%(e)
  Net Assets at end of Period
   (000's omitted) ...........................    $251,614      $167,711       $ 138,402        $ 65,017         $  24,913

                                                                               Balanced Fund
                                                ----------------------------------------------------------------------------
                                                                               Ten Months                       July 11,
                                                 Year Ended    Year Ended         Ended        Year Ended      1994(b) to
                                                  March 31,     March 31,       March 31,        May 31,         May 31,
                                                    1999+         1998           1997(a)          1996            1995
                                                ------------  ------------  ----------------  ------------  ----------------
  Net Asset Value, Beginning of Period .......    $  9.08        $ 8.31        $    8.26         $ 7.70        $    7.00
                                                  -------       -------        ---------         ------        ---------
  Investment Operations:
   Net investment income .....................       0.29          0.33             0.26           0.34             0.35
   Net realized and unrealized gain (loss)
   on investments ............................      (0.74)         1.66             0.40           0.78             0.64
                                                  -------       -------        ---------         ------        ---------
   Total From Investment Operations ..........      (0.45)         1.99             0.66           1.12             0.99
                                                  -------       -------        ---------         ------        ---------
  Distributions:
   From net investment income ................      (0.27)        (0.30)           (0.28)         (0.36)           (0.26)
   In excess of net investment income ........         --            --               --             --               --
   From net realized gains ...................      (0.30)        (0.92)           (0.33)         (0.20)           (0.03)
   In excess of net realized gains ...........         --            --               --             --               --
                                                  -------       -------        ---------        -------        ---------
   Total Distributions .......................      (0.57)        (1.22)           (0.61)         (0.56)           (0.29)
                                                  -------       -------        ---------        -------        ---------
  Net Asset Value, End of Period .............    $  8.06       $  9.08         $   8.31        $  8.26        $    7.70
                                                  =======       =======        =========        =======        =========
  Total Return ...............................      (4.84)%       25.12%            8.20%(c)      15.07%           14.59%(c)
                                                  =======       =======        =========        =======        =========
  Ratios and Supplemental Data:
  Ratios to Average Net Assets
   Net Expenses ..............................       0.70%         0.70%            0.70%(e)       0.38%            0.12%(e)
   Gross Expenses (d) ........................       0.97%         0.92%            0.93%(e)       1.21%            1.32%(e)
   Net Investment Income .....................       3.46%         3.57%            3.84%(e)       4.34%            5.55%(e)
  Portfolio Turnover .........................         44%           75%              53%(e)         56%              57%(e)
  Net Assets at end of Period
   (000's omitted) ...........................    $33,996       $69,667        $  96,962        $95,638        $  74,478
  ----------
  (a) The Fund changed its fiscal year end to March 31.
  (b) Commencement of Operations
  (c) Not annualized
  (d) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.
  (e) Annualized
  +   For comparative purposes per share amounts for the year ended March 31, 1999 are based on average shares outstanding.

                            See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights -- (continued)


Selected data for a share outstanding throughout each period are as follows:

                                                            International Equity Fund
                                   ----------------------------------------------------------------------------
                                                                  Ten Months                      January 24,
                                    Year Ended    Year Ended         Ended        Year Ended      1995(b) to
                                     March 31,     March 31,       March 31,        May 31,         May 31,
                                       1999          1998           1997(a)          1996            1995
                                   ------------  ------------  ----------------  ------------  ----------------
 Net Asset Value, Beginning
  of Period .....................    $  9.67        $ 9.03        $    8.99         $ 7.88        $    7.00
                                     -------        ------        ---------         ------        ---------
 Investment Operations:
  Net investment income .........       0.16          0.09             0.01           0.09             0.08
  Net realized and
   unrealized gain (loss)
   on investments ...............      (0.79)         0.79             0.21           1.20             0.80
                                     -------        ------        ---------         ------        ---------
   Total From Investment
   Operations ...................      (0.63)         0.88             0.22           1.29             0.88
                                     -------        ------        ---------         ------        ---------
 Distributions:
  From net investment
   income .......................      (0.16)        (0.07)           (0.06)         (0.12)              --
  In excess of net
   investment income ............         --         (0.02)           (0.03)            --               --
  From net realized gains .......      (0.30)        (0.15)           (0.09)         (0.06)              --
  In excess of net realized
   gains ........................      (0.13)           --               --             --               --
                                     -------       -------        ---------        -------        ---------
   Total Distributions ..........      (0.59)        (0.24)           (0.18)         (0.18)              --
                                     -------       -------        ---------        -------        ---------
 Net Asset Value, End of
  Period ........................    $  8.45       $  9.67        $    9.03        $  8.99        $    7.88
                                     =======       =======        =========        =======        =========
 Total Return ...................      (6.60)%        9.90%            2.41%(c)      16.58%           12.57%(c)
                                     =======       =======        =========        =======        =========
 Ratios and Supplemental
  Data:
 Ratios to Average Net Assets
  Net Expenses ..................       0.90%         0.90%            0.90%(e)       0.60%            0.25%(e)
  Gross Expenses (d) ............       1.53%         1.43%            1.49%(e)       2.05%            3.32%(e)
  Net Investment Income .........       1.18%         1.05%            0.45%(e)       1.71%            3.47%(e)
 Portfolio Turnover .............        107%           52%              45%(e)         19%               8%(e)
 Net Assets at end of Period
  (000's omitted) ...............    $78,802       $40,436        $  38,470        $24,522        $   8,804

Excelsior Institutional Trust
Financial Highlights -- (continued)


Selected data for a share outstanding throughout each period are as follows:

                                               Optimum Growth Fund                            Value Equity Fund
                                   --------------------------------------------  --------------------------------------------
                                                                    June 1,                                       June 1,
                                    Year Ended    Year Ended      1996(b) to      Year Ended    Year Ended      1996(b) to
                                     March 31,     March 31,       March 31,       March 31,     March 31,       March 31,
                                       1999          1998            1997            1999          1998            1997
                                   ------------  ------------  ----------------  ------------  ------------  ----------------
 Net Asset Value, Beginning
  of Period .....................    $ 16.33       $ 10.19        $   10.00        $ 16.12       $ 11.33        $   10.00
                                     -------       -------        ---------        -------       -------        ---------
 Investment Operations:
  Net investment income .........        --(f)        0.03             0.05          0.13          0.11              0.08
  Net realized and
   unrealized gain (loss)
   on investments ...............     11.22           6.15             0.17          0.52          5.59              1.31
                                     -------       -------        ---------        -------       -------        ---------
   Total From Investment
   Operations ...................     11.22           6.18             0.22          0.65          5.70              1.39
                                     -------       -------        ---------        -------       -------        ---------
 Distributions:
  From net investment
   income .......................        --(f)       (0.04)           (0.03)         (0.12)        (0.11)           (0.06)
  In excess of net
   investment income ............        --             --               --             --            --               --
  From net realized gains .......        --             --               --          (1.32)        (0.80)              --
  In excess of net realized
   gains ........................        --             --               --             --            --               --
                                     -------       -------        ---------        -------       -------        ---------
   Total Distributions ..........        --(f)       (0.04)           (0.03)         (1.44)        (0.91)           (0.06)
                                     -------       -------        ---------        -------       -------        ---------
 Net Asset Value, End of
  Period ........................    $ 27.55       $ 16.33        $   10.19        $ 15.33       $ 16.12        $   11.33
                                     =======       =======        =========        =======       =======        =========
 Total Return ...................      68.74%        60.85%            2.23%(c)       4.80%        51.67%           13.91%(c)
                                     =======       =======        =========        =======       =======        =========
 Ratios and Supplemental
  Data:
 Ratios to Average Net Assets
  Net Expenses ..................       0.71%         0.70%            0.70%(e)       0.70%         0.70%            0.70%(e)
  Gross Expenses (d) ............       0.93%         0.97%            1.11%(e)       0.97%         1.00%            1.12%(e)
  Net Investment Income .........       0.00%         0.23%            0.66%(e)       0.87%         0.81%            0.94%(e)
 Portfolio Turnover .............         22%           19%              20%(e)         55%           51%              64%(e)
 Net Assets at end of Period
  (000's omitted) ...............    $88,045       $51,441        $  27,183        $39,307       $34,766        $  23,687
 ----------
 (a) The Fund changed its fiscal year end to March 31.
 (b) Commencement of Operations
 (c) Not annualized
 (d) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.
 (e) Annualized
 (f) Amount represents less than $0.01 per share.


                            See Notes to Financial Statements.

                         Excelsior Institutional Trust

                         Notes to Financial Statements


1. Significant Accounting Policies:

     Excelsior Institutional Trust (the "Trust") is a business trust organized under the laws of the State of Delaware on May 11, 1994. The Trust is registered under the Investment Company Act of 1940 ("Act") and the Securities Act of 1933 as an open-end diversified management investment company. The Trust currently offers shares in the following seven funds (each a "Fund", collectively, the "Funds"), each having its own investment objectives and policies: Excelsior Equity Fund ("Equity Fund"), Excelsior Income Fund ("Income Fund"), Excelsior Total Return Bond Fund ("Total Return Bond Fund"), Excelsior Balanced Fund ("Balanced Fund"), Excelsior International Equity Fund ("International Equity Fund"), Excelsior Optimum Growth Fund ("Optimum Growth Fund") and Excelsior Value Equity Fund ("Value Equity Fund"). With regard to Balanced Fund, International Equity Fund, Optimum Growth Fund and Value Equity Fund, the Trust offers two classes of shares: Institutional Shares and Shares (formerly, "Trust Shares"). At March 31, 1999, International Equity Fund has not issued Shares. The Financial Highlights of the Shares are presented in separate annual reports.

     The following is a summary of the significant accounting policies of the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from these estimates.

     a) Valuation of Investments -- Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Funds' Trustees. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

     All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing upon the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

                         Excelsior Institutional Trust

     Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Funds' Trustees. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

     b) Forward foreign currency exchange contracts -- The International Equity Fund's participation in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, on the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains and losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

     c) Security transactions and investment income -- Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including where applicable, amortization of discounts and premiums on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend.

     d) Dividends to Shareholders -- Dividends equal to all or substantially all of each Fund's net investment income will be declared and paid as follows:
For the Equity Fund, Balanced Fund, Optimum Growth Fund, and Value Equity Fund, dividends will be declared and paid at least quarterly; for the Income Fund and Total Return Bond Fund, dividends will be declared daily and paid monthly; and for the International Equity Fund, dividends will be declared and paid at least once a year. Distributions to shareholders of net realized capital gains, if any, are normally declared and paid annually, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Trust not to distribute such gain.

     Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales, and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

     In order to avoid a Federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

                         Excelsior Institutional Trust

     e) Repurchase agreements -- The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Funds' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds' custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

     If the value of the underlying security falls below the value of the repurchase price, the Funds will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in the connection with the disposition of the underlying securities or loss to the extent that proceeds from the sale of the underlying securities were less than the repurchase price under the agreement.

     f) Deferred Organization Expense -- Expenses incurred by each Fund in connection with its organization are being amortized on a straight-line basis over a five year period.

     g) Expense Allocation -- Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the average net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be fairly made. Expenses directly attributable to a Fund are charged to that Fund and expenses directly attributable to a particular class of shares in a Fund are charged to such class.

     h) Federal Income Taxes -- It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

     During the year ended March 31, 1999, the Optimum Growth Fund utilized capital loss carryforwards for federal tax purposes totaling approximately $1,494,000.

     Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. International Equity Fund incurred, and elected to defer, net currency losses of approximately $18,000 for the year ended March 31, 1999. In addition, Total Return Bond Fund, International Equity Fund and Value Equity Fund incurred, and elected to defer, net capital losses of approximately $524,000, $545,000 and $7,000, respectively, for the year ended March 31, 1999.

                         Excelsior Institutional Trust

   At March 31, 1999, the aggregate cost and gross unrealized appreciation and gross unrealized depreciation in the value of investments owned by the Funds, as computed on a federal tax basis, were as follows:

                                                            Total
                                                            Return                      International       Optimum        Value
                           Equity          Income            Bond         Balanced          Equity          Growth        Equity
                            Fund            Fund             Fund           Fund             Fund            Fund          Fund
                      -------------     -----------     ------------    -----------     ------------     -----------  -------------
Aggregate Cost ......  $113,624,263     $68,404,052     $251,996,858    $29,262,358     $ 77,993,391     $41,784,940   $ 28,447,285
                       ============     ===========     ============    ===========     ============     ===========   ============
Gross unrealized
 appreciation .......  $ 69,074,205     $   139,456     $    288,335    $ 4,630,131     $  5,821,561     $58,670,054   $ 12,620,906
                       ------------     -----------     ------------    -----------     ------------     -----------   ------------
Gross unrealized
 depreciation .......    (2,210,282)       (649,289)      (1,816,544)      (832,054)      (4,281,993)       (321,925)    (1,365,768)
                       ------------     -----------     ------------    -----------     ------------     -----------   ------------
Net unrealized
 appreciation
 (depreciation) .....  $ 66,863,923     $  (509,833)    $ (1,528,209)   $ 3,798,077     $  1,539,568     $58,348,129   $ 11,255,138
                       ============     ===========     ============    ===========     ============     ===========   ============

2. Investment Advisory Fee, Administration Fee, Distribution Expenses and Related Party Transactions:

   a) United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company of Connecticut ("U.S. Trust CT" and, collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Equity Fund, Income Fund, Total Return Bond Fund, Optimum Growth Fund, Value Equity Fund, and effective December 28, 1998, International Equity Fund. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of each Fund other than the International Equity Fund, and 1.00% of the International Equity Fund's average daily net assets.

   U.S. Trust Company, N.A. ("U.S. Trust, N.A.") serves as the investment adviser to the Balanced Fund and until December 28, 1998, International Equity Fund. U.S. Trust, N.A. has delegated the daily management of the security holdings of the Balanced Fund to Becker Capital Management, Inc., acting as sub-adviser and until December 28, 1998, Harding, Loevner Management, L.P. acted as sub-adviser to the International Equity Fund.

   For the services provided pursuant to the Investment Advisory Agreement, U.S. Trust, N.A. is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Balanced Fund, and until December 28, 1998, 1.00% of the average daily net assets of the International Equity Fund. Pursuant to separate sub-advisory agreements between U.S. Trust, N.A. and each sub-adviser, sub-advisory fees are payable monthly by U.S. Trust, N.A., computed on the average daily value of each Fund's net assets at the following annual rates: 0.425% for the Balanced Fund, and until December 28, 1998, 0.50% for the International Equity Fund. The sub-advisers are compensated only by U.S. Trust, N.A., and receive no fee directly from the Funds. Prior to June 22, 1998, United States Trust Company of The Pacific Northwest served as the investment adviser to the Balanced Fund and International Equity Fund pursuant to investment advisory agreements substantially similar to those currently in effect for Balanced Fund and International Equity Fund. In addition, prior to December 28, 1998, U.S. Trust, N.A. served as the investment adviser to the International Equity Fund pursuant to an investment advisory agreement substantially similar to that currently in effect for the International Equity Fund.

   U.S. Trust NY, U.S. Trust CT and U.S. Trust, N.A. are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

                         Excelsior Institutional Trust

     b) U.S. Trust CT, Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services, a wholly-owned subsidiary of Federated Investors, Inc., (collectively, the "Administrators") provide administrative services to the Trust. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the Funds (excluding International Equity Fund), Excelsior Funds, Inc. (excluding its international equity portfolios), and Excelsior Tax-Exempt Funds, Inc., all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the average daily net assets of the International Equity Fund at an annual rate of 0.20%. For the year ended March 31, 1999, administration fees charged by U.S. Trust CT were as follows:


Equity Fund .................................................    $56,536
Income Fund .................................................    $23,656
Total Return Bond Fund ......................................    $75,381
Balanced Fund ...............................................    $24,114
International Equity Fund ...................................    $35,741
Optimum Growth Fund .........................................    $26,583
Value Equity Fund ...........................................    $12,977

     c) From time to time, as they may deem appropriate in their sole discretion, U.S. Trust, U.S. Trust, N.A. and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Funds for a portion of other operating expenses. Until further notice, U.S. Trust and U.S. Trust, N.A. have agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio of not more than: 0.50% of average daily net assets of the Income Fund and Total Return Bond Fund; 0.70% of average daily net assets of the Equity Fund and the Institutional Shares of the Balanced Fund, and until March 8, 1999, 0.70% of average daily net assets of the Institutional Shares of the Optimum Growth Fund and the Value Equity Fund; 0.90% of average daily net assets of the Institutional Shares of the International Equity Fund; and 1.05% of average daily net assets of the Shares of the Balanced Fund, Optimum Growth Fund and Value Equity Fund. Effective March 8, 1999, U.S. Trust has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio of not more than 0.80% of average daily net assets of the Institutional Shares of the Optimum Growth Fund and the Value Equity Fund. For the year ended March 31, 1999, U.S. Trust voluntarily waived fees in the following amounts:


Equity Fund .................................................   $298,579
Income Fund .................................................   $262,853
Total Return Bond Fund ......................................   $781,974
Balanced Fund ...............................................   $175,998
International Equity Fund ...................................   $263,217
Optimum Growth Fund .........................................   $155,809
Value Equity Fund ...........................................   $ 91,255

                         Excelsior Institutional Trust

     d) The Trust, on behalf of the Funds, may enter into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Funds. As a consideration for the administrative services provided by each service organization to its customers, each Fund will pay the service organizations an administrative service fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange or redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. U.S. Trust, U.S. Trust, N.A. and the Administrators intend to voluntarily waive investment advisory and administration fees payable by each Fund in an amount equal to the administrative service fees payable by such Fund. For the year ended March 31, 1999, no administrative service fees have been charged to the Funds.

     e) Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distributor") serves as the Trust's distributor. Under the Funds' Distribution Plan, adopted pursuant to Rule 12b-1 under the Act, the Shares of the Balanced Fund, International Equity Fund, Optimum Growth Fund and Value Equity Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Shares, in an amount not to exceed the annual rate of 0.75% of the average daily net asset value of each Fund's outstanding Shares. With regard to the Balanced Fund and the International Equity Fund, Shares currently bear the expense of such distribution fees at the annual rate of 0.35% of the average daily net asset value of the Fund's outstanding Shares. With regard to the Optimum Growth Fund and the Value Equity Fund, effective March 8, 1999, Shares bear the expense of such distribution fees at the annual rate of 0.25% of the average daily net asset value of the Fund's outstanding Shares. Prior to March 8, 1999, Shares of the Optimum Growth Fund and the Value Equity Fund bore the expense of such distribution fees at the annual rate of 0.35% of the average daily net asset value of the Fund's outstanding Shares.

     f) Trustees receive an annual fee of $4,000, plus a meeting fee of $250 for each meeting attended. In addition, the Trust reimburses independent Trustees for reasonable expenses incurred when acting in their capacity as Trustees.

3. Purchases and Sales of Investment Securities:

     a) Investment transactions (excluding short-term investments) for the year ended March 31, 1999 were as follows:


                                         Cost of         Proceeds
                                        Purchases       From Sales
                                      ------------     ------------
Equity Fund .......................   $ 69,670,626     $ 54,629,784
Income Fund .......................   $126,650,268     $118,690,667
Total Return Bond Fund ............   $519,763,707     $447,382,295
Balanced Fund .....................   $ 27,363,765     $ 74,814,594
International Equity Fund .........   $ 82,383,476     $ 39,009,889
Optimum Growth Fund ...............   $ 16,608,455     $ 15,744,552
Value Equity Fund .................   $ 22,683,489     $ 19,361,891

                         Excelsior Institutional Trust

     b) Investment transactions in U.S. Government and Agency Obligations (excluding short-term investments) for the year ended March 31, 1999 were as follows:



                                          Cost of         Proceeds
                                         Purchases       From Sales
                                      --------------   --------------
Equity Fund .......................             --               --
Income Fund .......................   $ 72,749,725     $ 65,819,947
Total Return Bond Fund ............   $354,197,728     $305,265,122
Balanced Fund .....................   $  6,139,399     $ 14,141,104
International Equity Fund .........             --               --
Optimum Growth Fund ...............             --               --
Value Equity Fund .................             --               --

4. Line of Credit:

     The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 2% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 1999, the Portfolios had no borrowings under the agreement.


5. Year 2000 Risk (Unaudited):

     Like other investment companies, financial and business organizations and individuals around the world, the Funds could be affected adversely if the computer systems used by the investment managers and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The investment managers and the Funds' other service providers have informed the Trust that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. Currently, they do not anticipate that the transition to the 21st Century will have any material impact on their ability to continue to service the Funds at current levels. At this time, however, there can be no assurance that their efforts will be sufficient to avoid any adverse impact on the Funds as a result of the Year 2000 Problem.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees
Excelsior Institutional Trust

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Excelsior Institutional Trust (the "Trust") (comprising, respectively, the Excelsior Equity, Excelsior Income, Excelsior Total Return Bond, Excelsior Balanced, Excelsior International Equity, Excelsior Optimum Growth and Excelsior Value Equity Funds) as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Excelsior Equity, Excelsior Income, Excelsior Total Return Bond, Excelsior Balanced, Excelsior International Equity, Excelsior Optimum Growth and Excelsior Value Equity Funds at March 31, 1999, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                            Ernst & Young LLP

Boston, Massachusetts
May 7, 1999

                     Federal Tax Information (Unaudited):

     For the year ended March 31, 1999, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gains, the amounts expected to be passed through to shareholders as foreign tax credits and the percentage of income earned from direct Treasury obligations are approximated as follows:



                                       Dividends          20%
                                        Received       Long-Term      Foreign Tax     Treasury
Fund                                   Deduction     Capital Gain        Credit        Income
-----------------------------------   -----------   --------------   -------------   ---------
Equity Fund .......................        83%        $2,446,000             --          --
Income Fund .......................        --            700,000             --          28%
Total Return Bond Fund ............        --          3,267,000             --          44%
Balanced Fund .....................        23%         3,580,000             --          33%
International Equity Fund .........        --          1,722,000        $83,000          --
Optimum Growth Fund ...............       100%             4,000             --          --
Value Equity Fund .................        48%         2,315,000             --          --

     In addition, for the year ended March 31, 1999, gross income derived from sources within foreign countries for the International Equity Fund approximately amounted to $845,000.

         Voting Results of Special Meeting of Shareholders (Unaudited):

     The proposal described below was submitted to a vote of shareholders of the International Equity Fund (the "Fund") of the Trust at a special meeting of shareholders held on December 28, 1998 (the "Meeting").

     Proposal -- Approval of a new investment advisory agreement for the Fund among the Trust, United States Trust Company of New York and U.S. Trust Company of Connecticut.

     At the Meeting, the shareholders of the Fund approved the Proposal as follows:


                   For              Abstain               Against
                   ---              -------               -------
                2,589,602              --                  28,490